As filed with the Securities and Exchange Commission on January 27, 2005
                                                        1933 Act File No. 33-572
                                                      1940 Act File No. 811-4409
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933           [ ]
                         POST-EFFECTIVE AMENDMENT NO. 98        [x]
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940       [ ]
                                AMENDMENT NO. 100               [x]

                          EATON VANCE MUNICIPALS TRUST
                          ----------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (617) 482-8260
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[x] on February 1, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.


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--------------------------------------------------------------------------------

{LOGO}












                     Eaton Vance California Municipals Fund
                       Eaton Vance Florida Municipals Fund
                    Eaton Vance Massachusetts Municipals Fund
                     Eaton Vance Mississippi Municipals Fund
                      Eaton Vance New York Municipals Fund
                        Eaton Vance Ohio Municipals Fund
                    Eaton Vance Rhode Island Municipals Fund
                    Eaton Vance West Virginia Municipals Fund

                    Mutual funds providing tax-exempt income

                                Prospectus Dated

                                February 1, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries.................................................................3
  California Fund..............................................................4
  Florida Fund.................................................................5
  Massachusetts Fund...........................................................6
  Mississippi Fund.............................................................7
  New York Fund................................................................8
  Ohio Fund....................................................................9
  Rhode Island Fund...........................................................10
  West Virginia Fund..........................................................11
  Fund Fees and Expenses......................................................12
Investment Objectives & Principal Policies and Risks..........................14
Management and Organization...................................................15
Valuing Shares................................................................17
Purchasing Shares.............................................................17
Sales Charges.................................................................19
Redeeming Shares..............................................................21
Shareholder Account Features..................................................22
Tax Information...............................................................23
Financial Highlights..........................................................26
  California Fund.............................................................26
  Florida Fund................................................................27
  Massachusetts Fund..........................................................28
  Mississippi Fund............................................................29
  New York Fund...............................................................30
  Ohio Fund...................................................................31
  Rhode Island Fund...........................................................32
  West Virginia Fund..........................................................33

FUND SUMMARIES

This section summarizes the investment objectives, and principal strategies and risks of investing in an Eaton Vance Municipals Fund. You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

The investment objective of each Fund is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. Under normal market circumstances, each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. Each Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. Each Fund normally acquires municipal obligations with maturities of ten years or more.


Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of each Fund's distributions generally will be subject to alternative minimum tax.

Principal Risk Factors


Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time. Each Fund invests a significant portion of assets in obligations of issuers located in a single state and is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. The credit ratings assigned a state's general obligations (if any) by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch") are described in the Fund-specific summaries that follow this page.


A Fund's use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, a Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes a Fund more susceptible to adverse economic, business or other developments affecting such issuers. A Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).


No Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Eaton Vance California Municipals Fund


The California Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes. California general obligations currently are rated Baa1, BBB and A by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the California Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.46%   2.68%   10.81%  5.34%  -6.79%   14.41%  3.10%   8.72%   5.14%   3.42%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.26% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.82% for the quarter ended June 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 41.05%) for Class A shares were 4.33% and 7.35%, respectively, for Class B shares were 3.79% and 6.43%, respectively, and for Class C shares were 3.80% and 6.45%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.17%    6.12%      6.38%
Class B Return Before Taxes                                                                -1.52%    6.57%      6.32%
Class B Return After Taxes on Distributions                                                -1.53%    6.55%      6.29%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.61%    6.35%      6.15%
Class C Return Before Taxes                                                                 2.27%    6.84%      6.30%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to August 31, 2004 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                       Eaton Vance Florida Municipals Fund


The Florida Fund's investment objective is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. Florida general obligations currently are rated Aa2, AA+ and AA by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Florida Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.44%   1.56%   7.66%   5.44%   -6.38%  11.75%  4.57%   7.82%   5.10%   2.66%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.20% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.92% for the quarter ended September 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 35.00%) for Class A shares were 4.38% and 6.74%, respectively, and for Class B shares were 3.85% and 5.92%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.70%    6.04%      5.98%
Class B Return Before Taxes                                                                -2.25%    6.02%      5.68%
Class B Return After Taxes on Distributions                                                -2.25%    6.01%      5.63%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.10%    5.84%      5.53%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance Massachusetts Municipals Fund


The Massachusetts Fund's investment objective is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. Massachusetts general obligations currently are rated Aa2, AA- and AA- by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Massachusetts Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 17.33%   2.06%   9.65%   5.26%  -6.84%   12.44%  3.76%   8.39%   5.00%   3.50%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 7.96% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.72% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 38.45%) for Class A shares were 4.21% and 6.84%, respectively, and for Class B shares were 3.67% and 5.96%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -0.90%    6.27%      6.10%
Class B Return Before Taxes                                                                -1.45%    6.25%      5.87%
Class B Return After Taxes on Distributions                                                -1.45%    6.25%      5.85%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.63%    6.04%      5.73%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                     Eaton Vance Mississippi Municipals Fund


The Mississippi Fund's investment objective is to provide current income exempt from regular federal income tax and Mississippi state personal income taxes. Mississippi general obligations currently are rated Aa3, AA and AA by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Mississippi Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.55%   2.69%   9.11%   5.10%  -5.02%   9.84%   4.47%   7.22%   4.30%   2.43%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.63% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.54% for the quarter ended March 31, 1996. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 38.25%) for Class A shares were 3.52% and 5.70%, respectively, and for Class B shares were 3.06% and 4.96%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years       Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.87%    5.36%      5.84%
Class B Return Before Taxes                                                                -2.48%    5.30%      5.71%
Class B Return After Taxes on Distributions                                                -2.48%    5.29%      5.70%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                 -0.17%    5.17%      5.57%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                      Eaton Vance New York Municipals Fund


The New York Fund's investment objective is to provide current income exempt from regular federal income tax and New York state and New York City personal income taxes. New York's general obligations currently are rated A2, AA and AA by Moody's, S&P and Fitch, respectively. New York City's general obligations currently are rated A2, A and A+ by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the New York Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 17.90%   2.63%   9.30%   5.71%  -6.47%   14.77%  3.50%   8.68%   6.59%   3.26%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.16% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.56% for the quarter ended June 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 40.01%) for Class A shares were 4.13% and 6.88%, respectively, for Class B shares were 3.57% and 5.95%, respectively, and for Class C shares were 3.59% and 5.98%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -1.24%    6.83%      6.61%
Class B Return Before Taxes                                                                -1.65%    6.98%      6.39%
Class B Return After Taxes on Distributions                                                -1.65%    6.94%      6.32%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.72%    6.66%      6.16%
Class C Return Before Taxes                                                                 2.09%    6.80%      6.15%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class C performance shown above for the period prior to September 30, 2003 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                        Eaton Vance Ohio Municipals Fund


The Ohio Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio state personal income taxes. Ohio general obligations currently are rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Ohio Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 17.86%   2.86%   8.63%   4.85%  -6.22%   9.77%   2.97%   6.79%   6.72%   4.54%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.13% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.89% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 39.88%) for Class A shares were 4.71% and 7.83%, respectively, and for Class B shares were 4.35% and 7.24%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years      Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                 0.36%    5.86%      5.93%
Class B Return Before Taxes                                                                -0.43%    5.82%      5.72%
Class B Return After Taxes on Distributions                                                -0.43%    5.81%      5.69%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  1.46%    5.69%      5.62%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance Rhode Island Municipals Fund


The Rhode Island Fund's investment objective is to provide current income exempt from regular federal income tax and Rhode Island state personal income taxes. Rhode Island general obligations currently are rated Aa3, AA- and AA by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Rhode Island Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 16.97%   3.36%   8.74%   4.93%  -6.92%   14.12%  3.27%   8.03%   4.85%   3.36%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.44% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.80% for the quarter ended September 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 41.44%) for Class A shares were 4.12% and 7.04%, respectively, and for Class B shares were 3.59% and 6.13%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years       Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -0.96%    6.38%      5.94%
Class B Return Before Taxes                                                                -1.60%    6.34%      5.88%
Class B Return After Taxes on Distributions                                                -1.60%    6.33%      5.87%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                  0.44%    6.08%      5.72%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                    Eaton Vance West Virginia Municipals Fund


The West Virginia Fund's investment objective is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. West Virginia general obligations currently are rated Aa3, AA- and AA- by Moody's, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the West Virginia Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to the performance of a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.39%   2.73%   9.06%   4.65%  -6.34%   12.68%  2.71%   8.14%   4.52%   2.24%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 8.37% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.88% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 39.23%) for Class A shares were 3.51% and 5.78%, respectively, and for Class B shares were 2.94% and 4.84%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                            One       Five       Ten
Average Annual Total Return as of December 31, 2004                                        Year      Years       Years
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                -2.01%    5.71%      5.89%
Class B Return Before Taxes                                                                -2.67%    5.67%      5.69%
Class B Return After Taxes on Distributions                                                -2.67%    5.65%      5.67%
Class B Return After Taxes on Distributions and the Sale of Class B Shares                 -0.33%    5.48%      5.54%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%    7.20%      7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)

                                                Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4.75%       None        None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or time
  of redemption)                                  None        5.00%       1.00%
Maximum Sales Charge (Load)
  Imposed on Reinvested Distributions             None        None        None
Exchange Fee                                      None        None        None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                          Management      Distribution and         Other       Total Annual Fund
                                             Fees       Service (12b-1) Fees      Expenses*    Operating Expenses
------------------------------------------------------------------------------------------------------------------
California Fund         Class A shares      0.47%              n/a                  0.43%             0.90%
                        Class B shares      0.47%             1.00%**               0.18%             1.65%
                        Class C shares      0.47%             1.00%                 0.18%             1.65%
------------------------------------------------------------------------------------------------------------------
Florida Fund            Class A shares      0.44%              n/a                  0.38%             0.82%
                        Class B shares      0.44%             0.95%                 0.18%             1.57%
------------------------------------------------------------------------------------------------------------------
Massachusetts Fund      Class A shares      0.43%              n/a                  0.38%             0.81%
                        Class B shares      0.43%             0.95%                 0.18%             1.56%
------------------------------------------------------------------------------------------------------------------
Mississippi Fund        Class A shares      0.15%              n/a                  0.69%             0.84%
                        Class B shares      0.15%             0.95%                 0.49%             1.59%
------------------------------------------------------------------------------------------------------------------
New York Fund           Class A shares      0.44%              n/a                  0.38%             0.82%
                        Class B shares      0.44%             0.95%**               0.16%             1.55%
                        Class C shares      0.44%             0.95%                 0.17%             1.56%
------------------------------------------------------------------------------------------------------------------
Ohio Fund               Class A shares      0.43%              n/a                  0.42%             0.85%
                        Class B shares      0.43%             0.95%                 0.22%             1.60%
------------------------------------------------------------------------------------------------------------------
Rhode Island Fund       Class A shares      0.29%              n/a                  0.48%             0.77%
                        Class B shares      0.29%             0.95%                 0.28%             1.52%
------------------------------------------------------------------------------------------------------------------
West Virginia Fund      Class A shares      0.19%              n/a                  0.60%             0.79%
                        Class B shares      0.19%             0.95%                 0.41%             1.55%

* Other Expenses for Class A includes a 0.20% (0.25% for the California Fund) service fee paid pursuant to a Service Plan. Other Expenses for Class C shares of the California Fund is estimated.

** Under the terms of the Class B Distribution Plan, Class B does not pay distribution fees when there are no uncovered distribution charges outstanding. As a result, during the fiscal year ended September 30, 2004, Distribution and Service (12b-1) Fees were 0.22% and 0.13% of average daily net assets of the California Fund and New York Fund, respectively.

Examples. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------------------
California Fund         Class A shares          $562    $748    $  950  $1,530
                        Class B shares*         $668    $920    $1,097  $1,754
                        Class C shares          $268    $520    $  897  $1,955
--------------------------------------------------------------------------------
Florida Fund            Class A shares          $555    $724    $  908  $1,440
                        Class B shares*         $660    $896    $1,055  $1,666
--------------------------------------------------------------------------------
Massachusetts Fund      Class A shares          $554    $721    $  903  $1,429
                        Class B shares*         $659    $893    $1,050  $1,655
--------------------------------------------------------------------------------
Mississippi Fund        Class A shares          $557    $730    $  919  $1,463
                        Class B shares*         $662    $902    $1,066  $1,688
--------------------------------------------------------------------------------
New York Fund           Class A shares          $555    $724    $  908  $1,440
                        Class B shares*         $658    $890    $1,045  $1,649
                        Class C shares          $259    $493    $  850  $1,856
--------------------------------------------------------------------------------
Ohio Fund               Class A shares          $558    $733    $  924  $1,474
                        Class B shares*         $663    $905    $1,071  $1,699
--------------------------------------------------------------------------------
Rhode Island Fund       Class A shares          $550    $709    $  883  $1,384
                        Class B shares*         $655    $880    $1,029  $1,610
--------------------------------------------------------------------------------
West Virginia Fund      Class A shares          $552    $715    $  893  $1,406
                        Class B shares*         $658    $890    $1,045  $1,643


You would pay the following expenses if you did not redeem your shares:


                                               1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------------------
California Fund         Class A shares          $562    $748    $950    $1,530
                        Class B shares*         $168    $520    $897    $1,754
                        Class C shares          $168    $520    $897    $1,955
--------------------------------------------------------------------------------
Florida Fund            Class A shares          $555    $724    $908    $1,440
                        Class B shares*         $160    $496    $855    $1,666
--------------------------------------------------------------------------------
Massachusetts Fund      Class A shares          $554    $721    $903    $1,429
                        Class B shares*         $159    $493    $850    $1,655
--------------------------------------------------------------------------------
Mississippi Fund        Class A shares          $557    $730    $919    $1,463
                        Class B shares*         $162    $502    $866    $1,688
--------------------------------------------------------------------------------
New York Fund           Class A shares          $555    $724    $908    $1,440
                        Class B shares*         $158    $490    $845    $1,649
                        Class C shares          $159    $493    $850    $1,856
--------------------------------------------------------------------------------
Ohio Fund               Class A shares          $558    $733    $924    $1,474
                        Class B shares*         $163    $505    $871    $1,699
--------------------------------------------------------------------------------
Rhode Island Fund       Class A shares          $550    $709    $883    $1,384
                        Class B shares*         $155    $480    $829    $1,610
--------------------------------------------------------------------------------
West Virginia Fund      Class A shares          $552    $715    $893    $1,406
                        Class B shares*         $158    $490    $845    $1,643

* Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS


The investment objective of each Fund is to provide current income exempt from regular federal income tax and particular state or local income or other taxes. Each Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from the state taxes which, in accordance with the Fund's investment objective, the Fund seeks to avoid. This is a fundamental policy of each Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. Each Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in a Fund's investment objective.


At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. No Fund will invest more than 10% of its net assets in obligations rated below B by Moody's, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.


The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

Although each Fund may invest in securities of any maturity, it is expected that a Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of a Fund's holdings may vary depending on market conditions.

Under normal conditions, each Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Each Fund may also invest in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody's currently rates Puerto Rico general obligations Baa1, while S&P rates them A-. S&P currently rates Guam general obligations B. Obligations issued by the U.S. Virgin Islands are not currently rated.

Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.


Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, a Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Each Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year.

Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund's investment objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.


MANAGEMENT AND ORGANIZATION


Management. Each Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories. Categories
(1) and (2) below do not apply to the California Fund and Category (3) is for daily net assets of the California Fund of up to $500 million.

                                                        Annual          Daily
Category     Daily Net Assets                         Asset Rate     Income Rate
--------------------------------------------------------------------------------
   1         up to $20 million                          0.100%          1.00%
   2         $20 million but less than $40 million      0.200%          2.00%
   3         $40 million but less than $500 million     0.300%          3.00%
   4         $500 million but less than $1 billion      0.275%          2.75%
   5         $1 billion but less than $1.5 billion      0.250%          2.50%
   6         $1.5 billion but less than $2 billion      0.225%          2.25%
   7         $2 billion but less than $3 billion        0.200%          2.00%
   8         $3 billion and over                        0.175%          1.75%

Prior to October 1, 2004, each Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the Fund. Each Portfolio paid the same advisory fee as the Fund. For the fiscal year ended September 30, 2004, each Portfolio had net assets and paid the advisory fees stated below.

                            Net Assets on       Advisory Fee as a Percentage
Portfolio                September 30, 2004     of Average Daily Net Assets
----------------------------------------------------------------------------
California                 $231,231,291                 0.47%
Florida                    $245,140,301                 0.44%
Massachusetts              $210,968,604                 0.43%
Mississippi                $ 17,446,966                 0.15%
New York                   $339,752,627                 0.44%
Ohio                       $163,175,199                 0.43%
Rhode Island               $ 51,751,213                 0.29%
West Virginia              $ 27,322,201                 0.19%

Craig Brandon is the portfolio manager of the Mississippi Fund (since September 13, 2004). Cynthia J. Clemson is the portfolio manager of the Florida Fund (since November 2, 1998) and the California Fund (since February 1, 1996). Thomas J. Fetter is the portfolio manager of the Ohio Fund (since it commenced operations) and the New York Fund (since November 24, 1997). Robert B. MacIntosh is the portfolio manager of the Massachusetts Fund (since it commenced operations), the Rhode Island Fund (since November 24, 1997) and the West Virginia Fund (since January 17, 2000). Each portfolio manager also manages other Eaton Vance portfolios, and Ms. Clemson, Mr. Fetter and Mr. MacIntosh have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR. Mr. Brandon was appointed portfolio manager in 2004 and has been a municipal credit analyst at Eaton Vance for more than five years. He has been a Vice President of Eaton Vance and BMR since November, 2001.


Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.


Organization. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, each Fund invested its assets in another open-end investment company (a "Portfolio"). Each Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. Each Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES


Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.


PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.


If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). Each Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing
Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and

     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.20% (0.25% for the California Fund) annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 0.95% (1.00% for the California
     Fund) annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 0.95% (1.00% for the California Fund) annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.


Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.


SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                            Sales Charge*               Sales Charge*                   Dealer Commission
                                          as Percentage of           as Percentage of Net               as Percentage of
Amount of Purchase                         Offering Price               Amount Invested                  Offering Price
--------------------------------------------------------------------------------------------------------------------------
Less than $25,000                               4.75%                        4.99 %                           4.50%
$25,000 but less than $100,000                  4.50%                        4.71 %                           4.25%
$100,000 but less than $250,000                 3.75%                        3.90 %                           3.50%
$250,000 but less than $500,000                 3.00%                        3.09 %                           2.75%
$500,000 but less than $1,000,000               2.00%                        2.04 %                           2.00%
$1,000,000 or more                              0.00**                       0.00**                           1.00%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).


     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.


Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.


Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase   CDSC   The CDSC is based on the lower of the
----------------------------------------   net asset value at the time  of
First or Second                      5%    purchase or at the time of
Third                                4%    redemption. Shares acquired through
Fourth                               3%    the reinvestment of distributions are
Fifth                                2%    exempt from the CDSC. Redemptions are
Sixth                                1%    made first from shares that are not
Seventh or following                 0%    subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.


CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features"). Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.


Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All Classes pay service fees for personal and/or account services equal to 0.20% (0.25% for California Class A, B and C shares) of average daily net assets annually. After the sale of shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

Although there is no present intention to do so, each Class of each Fund (except with respect to California Fund Class A, B and C shares) could pay service fees of up to 0.25% annually upon Trustee approval.

Class B and Class C distribution fees are subject to termination when payments under the Rule 12b-1 plans are sufficient to extinguish uncovered distribution charges. As described in the Statement of Additional Information, uncovered distribution charges of a Class are increased by a sales commission payable by the Class to the principal underwriter in connection with sales of shares of that Class and by an interest factor tied to the U.S. Prime Rate. Uncovered distribution charges are reduced by the distribution fees paid by the Class and by CDSCs paid to the Fund by redeeming shareholders. The amount of the sales commission payable by Class B to the principal underwriter in connection with sales of Class B shares is significantly less than the maximum permitted by the sales charge rule of the National Association of Securities Dealers, Inc. Except in the case of the California and New York Funds, to date neither Class B nor Class C uncovered distribution charges have been fully covered. The California Fund Class B and the New York Fund Class B do not pay distribution fees when charges are fully covered.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) b y calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

   Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.


If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.


While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of a Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION


Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains will be made once each year (usually in December). A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of "exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. Each Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.


Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment. Additional information about state taxes is provided below.


California. Under California law, dividends paid by the California Fund and designated by it as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from California state personal income taxes and provided that at least 50% of the assets of the California Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates under the California personal income tax.

Florida. The Florida statutes provide that shares of a Florida fund owned by a Florida resident will be exempt from the Florida intangible personal property tax as long as at least ninety percent (90%) of the net asset value of the portfolio is invested in assets that are exempt from the Florida intangible personal property tax. The Florida Fund will normally invest in tax-exempt obligations of Florida, the United States, the U.S. Territories or political subdivisions of the United States or Florida so Florida Fund shares should, under normal circumstances, be exempt from the Florida intangibles tax.

Massachusetts. The Massachusetts Fund's interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax. However, distributions of net long-term capital gains attributable to the sale of these investments may qualify for taxation at lower Massachusetts personal income tax rates.

Distributions  from the  Massachusetts  Fund and the value of the  shares of the
Massachusetts  Fund  will  be  subject  to  the  Massachusetts   excise  tax  on
corporations.

Mississippi. Under existing Mississippi law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof ("Mississippi obligations") is exempt from Mississippi income tax. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations, which would be exempt for Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In 2004, the Mississippi Fund redeemed its investment in and dissolved the Mississippi Portfolio thereby becoming the direct owner of the investment assets previously owned indirectly through the Mississippi Portfolio. In the opinion of special tax counsel to the Mississippi Fund, a Mississippi resident individual's pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion
(i) is excluded from gross income under the Code and (ii) represents interest the Mississippi Fund receives from investments in Mississippi tax-exempt obligations.

New York. In the opinion of special tax counsel to the New York Fund, under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

Ohio. In the opinion of special tax counsel to the Ohio Fund, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions.

Rhode Island. The Rhode Island Fund obtained an opinion from special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the United States and its Territories ("Rhode Island Obligations"). Other distributions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.


West Virginia. In the opinion of special tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Internal Revenue Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority, commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by federal or West Virginia law, is exempt from West Virginia personal income tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company", the foregoing exemption may be unavailable or substantially limited.


The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                       California Fund
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                                        2004(1)                                 2003(1)
                                                        ----------------------------------------------------------------------------
                                                        Class A         Class B        Class C(7)       Class A          Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 10.920        $10.110         $10.000         $11.250          $ 10.400
                                                        ----------      ---------       ---------       ---------        ----------
Income (loss) from operations
Net investment income                                   $  0.548        $ 0.483         $ 0.033         $ 0.542          $  0.481
Net realized and unrealized gain (loss)                   (0.078)        (0.083)          0.062          (0.342)           (0.317)
                                                        ----------      ---------       ---------       ---------        ----------
Total income (loss) from operations                     $  0.470        $ 0.400         $ 0.095         $ 0.200          $  0.164
                                                        ----------      ---------       ---------       ---------        ----------
Less distributions
From net investment income                              $ (0.530)       $(0.455)        $(0.035)        $(0.530)         $ (0.459)
                                                        ----------      ---------       ---------       ---------        ----------
Total distributions                                     $ (0.530)       $(0.455)        $(0.035)        $(0.530)         $ (0.459)
                                                        ----------      ---------       ---------       ---------        ----------
Contingent deferred sales charges                       $     --        $ 0.005         $    --         $    --          $  0.005
                                                        ----------      ---------       ---------       ---------        ----------
Net asset value - End of year                           $ 10.860        $10.060         $10.060         $10.920          $ 10.110
                                                        ----------      ---------       ---------       ---------        ----------
Total return(2)                                             4.42%          4.14%           0.86%           1.89%             1.73%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $227,878        $ 1,983         $    96         $34,753          $212,145
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.90%          1.10%           1.65%(6)        0.88%             1.09%
  Expenses after custodian fee reduction(3)                 0.90%          1.10%           1.65%(6)        0.87%             1.08%
  Net investment income                                     5.09%          4.75%           4.24%           4.97%             4.79%
Portfolio Turnover of the Portfolio(8)                        18%            18%             18%             21%               21%

                                                                                    California Fund
                                                          --------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                          --------------------------------------------------------------------
                                                               2002(1)(4)              2001(1)                2000(1)
                                                          --------------------------------------------------------------------
                                                          Class A    Class B     Class A    Class B     Class A    Class B
------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                       $10.880    $ 10.050    $10.270    $  9.490    $10.320    $  9.520
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Income (loss) from operations
Net investment income                                     $ 0.548    $  0.474    $ 0.533    $  0.450    $ 0.536    $  0.475
Net realized and unrealized gain (loss)                     0.352       0.327      0.619       0.572     (0.031)     (0.024)
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Total income (loss) from operations                       $ 0.900    $  0.801    $ 1.152    $  1.022    $ 0.505    $  0.451
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Less distributions
From net investment income                                $(0.530)   $ (0.455)   $(0.542)   $ (0.467)   $(0.555)   $ (0.487)
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Total distributions                                       $(0.530)   $ (0.455)   $(0.542)   $ (0.467)   $(0.555)   $ (0.487)
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Contingent deferred sales charges                         $    --    $  0.004    $    --    $  0.005    $    --    $  0.006
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Net asset value - End of year                             $11.250    $ 10.400    $10.880    $ 10.050    $10.270    $  9.490
                                                          ---------  ----------  ---------  ----------  ---------  ----------
Total return(2)                                              8.61%       8.30%     11.46%      11.09%      5.17%       5.06%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                   $24,863    $233,973    $21,089    $226,303    $17,617    $220,693
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                                0.91%       1.24%      0.94%       1.26%      0.89%       1.13%
  Expenses after custodian fee reduction(3)                  0.91%       1.24%      0.91%       1.23%      0.88%       1.12%
  Net investment income                                      5.09%       4.77%      5.00%       4.58%      5.35%       5.13%
Portfolio Turnover of the Portfolio(8)                          3%          3%        26%         26%        13%         13%

                                                   (See footnotes on last page.)

                                                                                     Florida Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                  2003(1)                   2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B       Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 10.680      $10.950      $10.940      $ 11.220      $10.630    $ 10.900
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Income (loss) from operations
Net investment income                                   $  0.536      $ 0.469      $ 0.548      $  0.482      $ 0.572    $  0.507
Net realized and unrealized gain (loss)                   (0.098)      (0.110)      (0.259)       (0.272)       0.287       0.293
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total income (loss) from operations                     $  0.438      $ 0.359      $ 0.289      $  0.210      $ 0.859    $  0.800
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Less distributions
From net investment income                              $ (0.538)     $(0.469)     $(0.549)     $ (0.480)     $(0.549)   $ (0.480)
From net realized gain                                        --           --           --            --           --          --
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total distributions                                     $ (0.538)     $(0.469)     $(0.549)     $ (0.480)     $(0.549)   $ (0.480)
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Net asset value - End of year                           $ 10.580      $10.840      $10.680      $ 10.950      $10.940    $ 11.220
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total return(2)                                             4.18%        3.34%        2.76%         1.93%        8.38%       7.56%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $193,379      $51,162      $25,996      $236,914      $21,866    $254,603
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.82%        1.57%        0.79%         1.54%        0.86%       1.61%
  Expenses after custodian fee reduction(3)                 0.82%        1.57%        0.78%         1.53%        0.82%       1.57%
  Net investment income                                     5.09%        4.26%        5.12%         4.39%        5.40%       4.67%
Portfolio Turnover of the Portfolio(8)                         9%           9%          23%           23%          19%         19%

                                                                          Florida Fund
                                                        --------------------------------------------------
                                                                    Year Ended September 30,
                                                        --------------------------------------------------
                                                               2001(1)                   2000(1)
                                                        --------------------------------------------------
                                                        Class A      Class B       Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.010      $ 10.270      $10.190      $ 10.430
                                                        ----------    ---------    ---------    ----------
Income (loss) from operations
Net investment income                                   $ 0.561      $  0.495      $ 0.535      $  0.479
Net realized and unrealized gain (loss)                   0.593         0.603       (0.051)       (0.046)
                                                        ----------    ---------    ---------    ----------
Total income (loss) from operations                     $ 1.154      $  1.098      $ 0.484      $  0.433
                                                        ----------    ---------    ---------    ----------
Less distributions
From net investment income                              $(0.534)     $ (0.468)     $(0.539)     $ (0.468)
From net realized gain                                       --            --       (0.125)       (0.125)
                                                        ----------    ---------    ---------    ----------
Total distributions                                     $(0.534)     $ (0.468)     $(0.664)     $ (0.593)
                                                        ----------    ---------    ---------    ----------
Net asset value - End of year                           $10.630      $ 10.900      $10.010      $ 10.270
                                                        ----------    ---------    ---------    ----------
Total return(2)                                           11.76%        10.93%        5.05%         4.38%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $14,759      $257,813      $12,558      $264,028
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.85%         1.60%        0.89%         1.58%
  Expenses after custodian fee reduction(3)                0.79%         1.54%        0.84%         1.53%
  Net investment income                                    5.38%         4.64%        5.42%         4.73%
Portfolio Turnover of the Portfolio(8)                       11%           11%          12%           12%

                                                   (See footnotes on last page.)

                                                                                   Massachusetts Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                    2003(1)                2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B       Class A   Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $  9.680      $10.790      $ 9.850      $ 10.990      $ 9.550   $ 10.660
                                                        ----------    ---------    ---------    ----------    --------- ----------
Income (loss) from operations
Net investment income                                   $  0.484      $ 0.461      $ 0.492      $  0.469      $ 0.496   $  0.476
Net realized and unrealized gain (loss)                   (0.020)      (0.031)      (0.180)       (0.209)       0.285      0.311
                                                        ----------    ---------    ---------    ----------    --------- ----------
Total income (loss) from operations                     $  0.464      $ 0.430      $ 0.312      $  0.260      $ 0.781   $  0.787
                                                        ----------    ---------    ---------    ----------    --------- ----------
Less Distributions
From net investment income                              $ (0.484)     $(0.460)     $(0.482)     $ (0.460)     $(0.481)  $ (0.457)
                                                        ----------    ---------    ---------    ----------    --------- ----------
Total distributions                                     $ (0.484)     $(0.460)     $(0.482)     $ (0.460)     $(0.481)  $ (0.457)
                                                        ----------    ---------    ---------    ----------    --------- ----------
Net asset value - End of year                           $  9.660      $10.760      $ 9.680      $ 10.790      $ 9.850   $ 10.990
                                                        ----------    ---------    ---------    ----------    --------- ----------
Total return(2)                                             4.92%        4.07%        3.29%         2.43%        8.48%      7.61%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $143,086      $59,036      $41,413      $160,416      $38,857   $169,602
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.81%        1.56%        0.81%         1.56%        0.82%      1.57%
  Expenses after custodian fee reduction(3)                 0.81%        1.56%        0.80%         1.55%        0.80%      1.55%
  Net investment income                                     5.05%        4.26%        5.09%         4.35%        5.21%      4.49%
Portfolio Turnover of the Portfolio(8)                        27%          27%          16%           16%          10%        10%

                                                                        Massachusetts Fund
                                                        ---------------------------------------------------
                                                                     Year Ended September 30,
                                                        ---------------------------------------------------
                                                               2001(1)                   2000(1)
                                                        ---------------------------------------------------
                                                        Class A      Class B       Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.020      $ 10.050      $ 9.110      $ 10.130
                                                        ----------    ---------    ---------    ----------
Income (loss) from operations
Net investment income                                   $ 0.484      $  0.461      $ 0.478      $  0.468
Net realized and unrealized gain (loss)                   0.531         0.608       (0.071)       (0.088)
                                                        ----------    ---------    ---------    ----------
Total income (loss) from operations                     $ 1.015      $  1.069      $ 0.407      $  0.380
                                                        ----------    ---------    ---------    ----------
Less Distributions
From net investment income                              $(0.485)     $ (0.459)     $(0.497)     $ (0.460)
                                                        ----------    ---------    ---------    ----------
Total distributions                                     $(0.485)     $ (0.459)     $(0.497)     $ (0.460)
                                                        ----------    ---------    ---------    ----------
Net asset value - End of year                           $ 9.550      $ 10.660      $ 9.020      $ 10.050
                                                        ----------    ---------    ---------    ----------
Total return(2)                                           11.48%        10.87%        4.70%         3.93%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $26,819      $163,028      $11,212      $157,801
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.84%         1.59%        0.87%         1.61%
  Expenses after custodian fee reduction(3)                0.80%         1.55%        0.85%         1.59%
  Net investment income                                    5.10%         4.41%        5.49%         4.74%
Portfolio Turnover of the Portfolio(8)                        8%            8%          15%           15%

                                                   (See footnotes on last page.)

                                                                                     Mississippi Fund
                                                        ----------------------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                                2004(1)                  2003(1)                 2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class A      Class B      Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.840      $10.060      $10.000      $10.220      $ 9.750    $ 9.970
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Income (loss) from operations
Net investment income                                   $ 0.455      $ 0.393      $ 0.473      $ 0.409      $ 0.471    $ 0.409
Net realized and unrealized gain (loss)                  (0.116)      (0.119)      (0.163)      (0.163)       0.249      0.247
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total income (loss) from operations                     $ 0.339      $ 0.274      $ 0.310      $ 0.246      $ 0.720    $ 0.656
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Less Distributions
From net investment income                              $(0.459)     $(0.394)     $(0.470)     $(0.406)     $(0.470)   $(0.406)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total distributions                                     $(0.459)     $(0.394)     $(0.470)     $(0.406)     $(0.470)   $(0.406)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Net asset value - End of year                           $ 9.720      $ 9.940      $ 9.840      $10.060      $10.000    $10.220
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total return(2)                                            3.54%        2.79%        3.21%        2.47%        7.64%      6.75%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $11,379      $ 6,013      $ 2,727      $15,018      $ 1,945    $15,202
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.84%        1.59%        0.81%        1.56%        0.90%      1.65%
  Net expenses after custodian fee reduction(3)            0.83%        1.58%        0.79%        1.54%        0.88%      1.63%
  Net investment income                                    4.70%        3.93%        4.81%        4.07%        4.85%      4.11%
Portfolio Turnover of the Portfolio(8)                       15%          15%          11%          11%          10%        10%

                                                                       Mississippi Fund
                                                        -------------------------------------------------
                                                                   Year Ended September 30,
                                                        -------------------------------------------------
                                                                2001(1)                 2000(1)
                                                        -------------------------------------------------
                                                        Class A      Class B      Class A      Class B
---------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.310      $ 9.530      $ 9.350      $ 9.560
                                                        ---------    ---------    ---------    ---------
Income (loss) from operations
Net investment income                                   $ 0.469      $ 0.407      $ 0.459      $ 0.404
Net realized and unrealized gain (loss)                   0.441        0.444       (0.023)      (0.023)
                                                        ---------    ---------    ---------    ---------
Total income (loss) from operations                     $ 0.910      $ 0.851      $ 0.436      $ 0.381
                                                        ---------    ---------    ---------    ---------
Less Distributions
From net investment income                              $(0.470)     $(0.411)     $(0.476)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Total distributions                                     $(0.470)     $(0.411)     $(0.476)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Net asset value - End of year                           $ 9.750      $ 9.970      $ 9.310      $ 9.530
                                                        ---------    ---------    ---------    ---------
Total return(2)                                            9.98%        9.13%        4.87%        4.14%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 2,131      $14,706      $ 1,269      $14,356
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.88%        1.63%        1.02%        1.76%
  Net expenses after custodian fee reduction(3)            0.83%        1.58%        1.00%        1.74%
  Net investment income                                    4.88%        4.15%        5.02%        4.28%
Portfolio Turnover of the Portfolio(8)                       11%          11%           4%           4%

                                                   (See footnotes on last page.)

                                                                                      New York Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                                       2004(1)                              2003(1)(5)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class C      Class A      Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 10.920      $11.800      $10.050      $11.070      $ 11.950    $10.000
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Income (loss) from operations
Net investment income                                   $  0.542      $ 0.576      $ 0.407      $ 0.539      $  0.534    $ 0.002
Net realized and unrealized gain (loss)                   (0.049)      (0.091)      (0.207)      (0.165)       (0.181)     0.049
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Total income (loss) from operations                     $  0.493      $ 0.485      $ 0.200      $ 0.374      $  0.353    $ 0.051
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Less Distributions
From net investment income                              $ (0.587)     $(0.584)     $(0.424)     $(0.518)     $ (0.501)   $(0.001)
From net realized gain                                    (0.026)      (0.026)      (0.026)      (0.006)       (0.006)        --
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Total distributions                                     $ (0.613)     $(0.610)     $(0.450)     $(0.524)     $ (0.507)   $(0.001)
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Contingent deferred sales charges                       $     --      $ 0.005      $    --      $    --      $  0.004         --
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Net asset value - End of year                           $ 10.800      $11.680      $ 9.800      $10.920      $ 11.800    $10.050
                                                        ----------    ---------    ---------    ---------    ----------  ---------
Total return(2)                                             4.66%        4.28%        1.99%        3.54%         3.08%      0.50%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $335,153      $ 2,984      $   940      $42,481      $307,299    $    11
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.82%        0.93%        1.56%        0.80%         1.23%      1.89%(6)
  Expenses after custodian fee reduction(3)                 0.82%        0.93%        1.56%        0.80%         1.23%      1.89%(6)
  Net investment income                                     5.07%        4.86%        4.17%        4.99%         4.58%      6.41%(6)
Portfolio Turnover of the Portfolio(8)                        26%          26%          26%          19%           19%        19%

                                                                                      New York Fund
                                                        ----------------------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                              2002(1)(4)                  2001(1)                  2000(1)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B       Class A      Class B       Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.610      $ 11.450      $ 9.910      $ 10.700      $ 9.860    $ 10.640
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Income (loss) from operations
Net investment income                                   $ 0.543      $  0.502      $ 0.505      $  0.459      $ 0.515    $  0.474
Net realized and unrealized gain (loss)                   0.430         0.468        0.709         0.763        0.061       0.063
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Total income (loss) from operations                     $ 0.973      $  0.970      $ 1.214      $  1.222      $ 0.576    $  0.537
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Less Distributions
From net investment income                              $(0.513)     $ (0.470)     $(0.506)     $ (0.464)     $(0.526)   $ (0.477)
From net realized gain                                       --            --       (0.008)       (0.008)          --          --
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Total distributions                                     $(0.513)     $ (0.470)     $(0.514)     $ (0.472)     $(0.526)   $ (0.477)
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Contingent deferred sales charges                       $    --      $     --      $    --      $     --      $    --    $     --
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Net asset value - End of year                           $11.070      $ 11.950      $10.610      $ 11.450      $ 9.910    $ 10.700
                                                        ----------   ----------    ---------    ---------     ---------  ----------
Total return(2)                                            9.49%         8.70%       12.48%        11.64%        6.09%       5.24%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $29,817      $320,497      $20,429      $318,217      $11,411    $323,013
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.82%         1.57%        0.85%         1.61%        0.83%       1.59%
  Expenses after custodian fee reduction(3)                0.82%         1.57%        0.85%         1.61%        0.83%       1.59%
  Net investment income                                    5.11%         4.37%        4.81%         4.09%        5.29%       4.54%
Portfolio Turnover of the Portfolio(8)                        7%            7%          19%           19%          27%         27%

                                                   (See footnotes on last page.)

                                                                                        Ohio Fund
                                                        ----------------------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                     2003                   2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A       Class B      Class A      Class B       Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $  9.230      $10.430      $ 9.290      $ 10.490      $ 9.130    $ 10.320
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Income (loss) from operations
Net investment income                                   $  0.491      $ 0.477      $ 0.499      $  0.489      $ 0.490    $  0.479
Net realized and unrealized gain (loss)                   (0.034)      (0.054)      (0.077)       (0.081)       0.148       0.154
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total income (loss) from operations                     $  0.457      $ 0.423      $ 0.422      $  0.408      $ 0.638    $  0.633
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Less Distributions
From net investment income                              $ (0.507)     $(0.493)     $(0.482)     $ (0.468)     $(0.478)   $ (0.463)
From net realized gain                                        --           --           --            --           --          --
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total distributions                                     $ (0.507)     $(0.493)     $(0.482)     $ (0.468)     $(0.478)   $ (0.463)
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Net asset value - End of year                           $  9.180      $10.360      $ 9.230      $ 10.430      $ 9.290    $ 10.490
                                                        ----------    ---------    ---------    ----------    ---------  ----------
Total return(2)                                             5.07%        4.14%        4.73%         4.01%        7.23%       6.30%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $126,212      $36,545      $15,612      $157,077      $14,526    $167,015
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                               0.85%        1.60%        0.81%         1.56%        0.84%       1.59%
  Expenses after custodian fee reduction(3)                 0.85%        1.60%        0.80%         1.55%        0.83%       1.58%
  Net investment income                                     5.38%        4.56%        5.46%         4.73%        5.40%       4.67%
Portfolio Turnover of the Portfolio(8)                         9%           9%          15%           15%          15%         15%

                                                                           Ohio Fund
                                                        ---------------------------------------------------
                                                                   Year Ended September 30,
                                                        ---------------------------------------------------
                                                               2001(1)                     2000
                                                        ---------------------------------------------------
                                                        Class A      Class B       Class A      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 8.920      $ 10.080      $ 9.120      $ 10.290
                                                        ----------   ----------    ---------    ----------
Income (loss) from operations
Net investment income                                   $ 0.506      $  0.493      $ 0.506      $  0.495
Net realized and unrealized gain (loss)                   0.229         0.258       (0.186)       (0.201)
                                                        ----------   ----------    ---------    ----------
Total income (loss) from operations                     $ 0.735      $  0.751      $ 0.320      $  0.294
                                                        ----------   ----------    ---------    ----------
Less Distributions
From net investment income                              $(0.515)     $ (0.501)     $(0.516)     $ (0.500)
From net realized gain                                   (0.010)       (0.010)      (0.004)       (0.004)
                                                        ----------   ----------    ---------    ----------
Total distributions                                     $(0.525)     $ (0.511)     $(0.520)     $ (0.504)
                                                        ----------   ----------    ---------    ----------
Net asset value - End of year                           $ 9.130      $ 10.320      $ 8.920      $ 10.080
                                                        ----------   ----------    ---------    ----------
Total return(2)                                            8.43%         7.66%        3.74%         3.04%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $12,153      $169,811      $ 8,052      $174,964
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.86%         1.62%        0.88%         1.65%
  Expenses after custodian fee reduction(3)                0.85%         1.61%        0.88%         1.65%
  Net investment income                                    5.50%         4.81%        5.74%         4.96%
Portfolio Turnover of the Portfolio(8)                       22%           22%          28%           28%

                                                   (See footnotes on last page.)

                                                                                   Rhode Island Fund
                                                        ----------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                  2003(1)                2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class A      Class B      Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.760      $ 9.990      $10.010      $10.250      $ 9.710    $ 9.940
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Income (loss) from operations
Net investment income                                   $ 0.462      $ 0.401      $ 0.472      $ 0.409      $ 0.472    $ 0.410
Net realized and unrealized gain (loss)                   0.028        0.016       (0.253)      (0.262)       0.297      0.307
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total income (loss) from operations                     $ 0.490      $ 0.417      $ 0.219      $ 0.147      $ 0.769    $ 0.717
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Less Distributions
From net investment income                              $(0.470)     $(0.407)     $(0.469)      (0.407)     $(0.469)   $(0.407)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total distributions                                     $(0.470)     $(0.407)     $(0.469)     $(0.407)     $(0.469)   $(0.407)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Net asset value - End of year                           $ 9.780      $10.000      $ 9.760      $ 9.990      $10.010    $10.250
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total return(2)                                            5.13%        4.25%        2.29%        1.48%        8.21%      7.42%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $26,558      $25,084      $11,701      $42,930      $10,169    $44,513
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.77%        1.52%        0.74%        1.49%        0.75%      1.50%
  Net expenses after custodian fee reduction(3)            0.77%        1.52%        0.73%        1.48%        0.72%      1.47%
  Net investment income                                    4.74%        4.00%        4.82%        4.08%        4.89%      4.14%
Portfolio Turnover of the Portfolio(8)                       16%          16%          19%          19%          13%        13%

                                                                      Rhode Island Fund
                                                        -------------------------------------------------
                                                                    Year Ended September 30,
                                                        -------------------------------------------------
                                                                 2001                     2000
                                                        -------------------------------------------------
                                                        Class A      Class B      Class A      Class B
---------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.120      $ 9.340      $ 9.070      $ 9.280
                                                        ---------    ---------    ---------    ---------
Income (loss) from operations
Net investment income                                   $ 0.474      $ 0.414      $ 0.471      $ 0.414
Net realized and unrealized gain (loss)                   0.582        0.590        0.046        0.048
                                                        ---------    ---------    ---------    ---------
Total income (loss) from operations                     $ 1.056      $ 1.004      $ 0.517      $ 0.462
                                                        ---------    ---------    ---------    ---------
Less Distributions
From net investment income                              $(0.466)     $(0.404)     $(0.467)     $(0.402)
                                                        ---------    ---------    ---------    ---------
Total distributions                                     $(0.466)     $(0.404)     $(0.467)     $(0.402)
                                                        ---------    ---------    ---------    ---------
Net asset value - End of year                           $ 9.710      $ 9.940      $ 9.120      $ 9.340
                                                        ---------    ---------    ---------    ---------
Total return(2)                                           11.80%       10.96%        5.95%        5.17%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 7,630      $37,300      $ 4,245      $33,316
Ratios (as a percentage of average daily net assets):
  Net expenses(3)                                          0.74%        1.49%        0.79%        1.56%
  Net expenses after custodian fee reduction(3)            0.69%        1.44%        0.76%        1.53%
  Net investment income                                    5.01%        4.25%        5.27%        4.56%
Portfolio Turnover of the Portfolio(8)                       14%          14%          15%          15%

                                                   (See footnotes on last page.)

                                                                                  West Virginia Fund
                                                        ----------------------------------------------------------------------------
                                                                                Year Ended September 30,
                                                        ----------------------------------------------------------------------------
                                                               2004(1)                    2003                 2002(1)(4)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class A      Class B      Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.880      $10.080      $10.130      $10.340      $ 9.750    $ 9.950
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Income (loss) from operations
Net investment income                                   $ 0.462      $ 0.395      $ 0.468      $ 0.402      $ 0.465    $ 0.403
Net realized and unrealized gain (loss)                  (0.081)      (0.087)      (0.253)      (0.261)       0.380      0.388
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total income (loss) from operations                     $ 0.381      $ 0.308      $ 0.215      $ 0.141      $ 0.845    $ 0.791
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Less Distributions
From net investment income                              $(0.451)     $(0.388)     $(0.465)     $(0.401)     $(0.465)   $(0.401)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total distributions                                     $(0.451)     $(0.388)     $(0.465)     $(0.401)     $(0.465)   $(0.401)
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Net asset value - End of year                           $ 9.810      $10.000      $ 9.880      $10.080      $10.130    $10.340
                                                        ---------    ---------    ---------    ---------    ---------  ---------
Total return(2)                                            3.94%        3.09%        2.23%        1.41%        8.97%      8.17%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $18,670      $ 8,550      $ 3,522      $23,634      $ 3,517    $23,701
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.79%        1.55%        0.73%        1.48%        0.78%      1.53%
  Expenses after custodian fee reduction(3)                0.78%        1.54%        0.71%        1.46%        0.77%      1.52%
  Net investment income                                    4.73%        3.91%        4.74%        3.99%        4.78%      4.05%
Portfolio Turnover of the Portfolio(8)                       12%          12%          21%          21%          19%        19%

                                                                       West Virginia Fund
                                                        -------------------------------------------------
                                                                    Year Ended September 30,
                                                        -------------------------------------------------
                                                                2001                     2000(1)
                                                        -------------------------------------------------
                                                        Class A      Class B      Class A      Class B
---------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 9.290      $ 9.480      $ 9.290      $ 9.470
                                                        ---------    ---------    ---------    ---------
Income (loss) from operations
Net investment income                                   $ 0.479      $ 0.411      $ 0.459      $ 0.402
Net realized and unrealized gain (loss)                   0.448        0.465        0.020        0.019
                                                        ---------    ---------    ---------    ---------
Total income (loss) from operations                     $ 0.927      $ 0.876      $ 0.479      $ 0.421
                                                        ---------    ---------    ---------    ---------
Less Distributions
From net investment income                              $(0.467)     $(0.406)     $(0.479)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Total distributions                                     $(0.467)     $(0.406)     $(0.479)     $(0.411)
                                                        ---------    ---------    ---------    ---------
Net asset value - End of year                           $ 9.750      $ 9.950      $ 9.290      $ 9.480
                                                        ---------    ---------    ---------    ---------
Total return(2)                                           10.16%        9.41%        5.39%        4.62%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 2,931      $21,775      $ 2,310      $22,394
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.78%        1.53%        0.91%        1.62%
  Expenses after custodian fee reduction(3)                0.74%        1.49%        0.89%        1.60%
  Net investment income                                    4.93%        4.20%        5.02%        4.32%
Portfolio Turnover of the Portfolio(8)                       12%          12%           7%           7%


(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(4) Each Fund, through its investment its corresponding Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by $0.004 for the California and Massachusetts Funds, $0.001 for the Florida Fund, $0.010 for the Mississippi Fund, $0.002 for the New York and Rhode Island Funds, less than $0.001 for the Ohio Fund, and $0.003 for the West Virginia Fund; increase the ratio of net investment income to average net assets from 5.05% to 5.09% for the California Fund Class A, 4.73% to 4.77% for the California Fund Class B, 5.39% to 5.40% for the Florida Fund Class A, 4.66% to 4.67% for the Florida Fund Class B, 5.17% to 5.21% for the Massachusetts Fund Class A, 4.45% to 4.49% for the Massachusetts Fund Class B, 4.75% to 4.85% for the Mississippi Fund Class A, 4.01% to 4.11% for the Mississippi Fund Class B, 5.09% to 5.11% for the New York Fund Class A, 4.35% to 4.37% for the New York Fund Class B, 4.87% to 4.89% for the Rhode Island Fund Class A, 4.12% to 4.14% for the Rhode Island Fund Class B, 4.75% to 4.78% for the West Virginia Fund Class A, and 4.02% to 4.05% for the West Virginia Fund Class B; and increase the ratio of net investment income to average net assets by less than 0.01% for the Ohio Fund. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.


(5)  Class C shares commenced operations on September 30, 2003.

(6)  Annualized.

(7) For the period from the start of business, August 31, 2004 to September 30, 2004.


(8) Prior to October 1, 2004, each Fund invested its assets in a corresponding Portfolio.

{LOGO}





More Information
--------------------------------------------------------------------------------


     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Funds' SEC File No. is 811-4409.                                     TFC2/1P



197-2/05                                         (c) 2005 Eaton Vance Management

{LOGO}






                                   Eaton Vance
                            Massachusetts Municipals
                                      Fund

                                 Class I Shares

                    A mutual fund providing tax-exempt income

                                Prospectus Dated

                                February 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
-------------------------------------------------------------------------------
Fund Summary                            2       Redeeming Shares               8
Investment Objective & Principal                Shareholder Account
   Policies and Risks                   4         Features                     9
Management and Organization             5       Tax Information               10
Valuing Shares                          6       Financial Highlights          11
Purchasing Shares                       7
-------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. Under normal market circumstances, the Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally acquires municipal obligations with maturities of ten years or more.


The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make the regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund's distributions generally will be subject to alternative minimum tax.


The portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders.


Principal Risk Factors. Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time. The Fund invests a significant portion of assets in obligations of issuers located in Massachusetts and the Fund is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.


Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative. Massachusetts general obligations currently are rated Aa2, AA- and AA- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch"), respectively.

The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.


As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).


The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the performance of the Fund's Class I shares for each calendar year through December 31, 2004. The returns in the table are shown before and after the reduction of taxes and include a comparison to the performance of a national index of municipal bonds. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 18.32%   2.85%  10.62%   6.09%  -5.81%  13.38%   4.68%   9.49%   6.02%   4.54%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class I was 8.24% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.36% for the quarter ended June 30, 2004. For the 30 days ended September 30, 2004, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal tax rate of 38.45%) for Class I shares were 4.62% and 7.51%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

Average Annual Total Return as of December 31, 2004                                        One Year       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------------------
Class I Return Before Taxes                                                                 4.54%          7.57%            6.84%
Class I Return After Taxes on Distributions                                                 4.54%          7.56%            6.82%
Class I Return After Taxes on Distributions and the Sale of Class I Shares                  4.88%          7.32%            6.69%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)    4.48%          7.20%            7.06%

Class I shares commenced operations on June 17, 1993. The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index:
Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Class I Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Class I shares.

Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold Class I shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                        0.43%
Other Expenses                                                         0.18%
                                                                       ----
Total Annual Fund Operating Expenses                                   0.61%

Class I shares are offered to employees of Eaton Vance Corp. and its affiliates, clients of Eaton Vance and certain institutional investors.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------
$   62          $   195         $   340         $   762

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS


The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from Massachusetts state personal income taxes. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. The Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in the Fund's investment objective.

At least 75% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its net assets in obligations rated below B by Moody's, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser.


Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.


The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund's holdings may vary depending on market conditions.

Under normal conditions, the Fund invests at least 65% of its total assets in obligations issued by Massachusetts or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. The Fund may also invest in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody's currently rates Puerto Rico general obligations Baa1, while S&P rates them A-. S&P currently rates Guam general obligations B. Obligations issued by the U.S. Virgin Islands are not currently rated.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.


The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.


The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.


MANAGEMENT AND ORGANIZATION


Management. The Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.


                                                                                Annual           Daily
Category     Daily Net Assets                                                 Asset Rate       Income Rate
-------------------------------------------------------------------------------------------------------------
    1        up to $20 million                                                  0.100%           1.00%
    2        $20 million but less than $40 million                              0.200%           2.00%
    3        $40 million but less than $500 million                             0.300%           3.00%
    4        $500 million but less than $1 billion                              0.275%           2.75%
    5        $1 billion but less than $1.5 billion                              0.250%           2.50%
    6        $1.5 billion but less than $2 billion                              0.225%           2.25%
    7        $2 billion but less than $3 billion                                0.200%           2.00%
    8        $3 billion and over                                                0.175%           1.75%


Prior to October 1, 2004, the Fund invested its assets in a separate open-end investment company advised by BMR that has the same objective and policies of the Fund. The Portfolio paid the same advisory fee as the Fund. On September 30, 2004, the Portfolio had net assets of $210,968,604. For the fiscal year ended September 30, 2004, the Portfolio paid BMR advisory fees equivalent to 0.43% of the Portfolio's average net assets for such year.

Robert B. MacIntosh is the portfolio manager of the Fund (since it commenced operations). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years, and is a Vice President of Eaton Vance and BMR.


Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.


Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Class I shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, the Fund invested its assets in another open-end investment company (the "Portfolio"). The Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.


VALUING SHARES


The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.


PURCHASING SHARES

Class I shares are offered to employees and clients of Eaton Vance and certain institutional investors. You may purchase Class I shares for cash or in exchange for securities. Your initial investment must be at least $1,000. The price of Fund shares is the net asset value. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. To make an investment by wire, you must call 1-800-225-6265 (extension 3) for wiring instructions. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

After your initial investment, additional investments of $50 or more may be made at any time by sending a wire or check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $50 or more each month or quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.


Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive payments from various sources. For instance, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.


REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.


  By Telephone          You can redeem up to $100,000 per account (which may
                        include shares of one or more Eaton Vance funds) b y
                        calling the transfer agent at 1-800-262-1122 on Monday
                        through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                        Proceeds of a telephone redemption can be mailed only to
                        the account address.   Shares held by corporations,
                        trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  By Check               You may obtain forms to establish checkwriting
                        privileges for your account by calling 1-800-225-6265. Checks may be drawn on your account in any amount of $500 or more. You will be required to complete signature cards and will be subject to certain rules in connection with this privilege. There is no charge for this service.


If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.


If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.


While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option      Dividends  and/or  capital  gains are  reinvested  in  additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     * Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.

     *    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

More information is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION


The Fund declares dividends daily and ordinarily pays distributions monthly. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains will be made once each year (usually in December). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of "exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. The Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.


Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.


Massachusetts. The Massachusetts Fund's interest distributions attributable to Massachusetts obligations (debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), Possessions obligations (debt obligations issued by the Governments of Puerto Rico, Guam, or the United States Virgin Islands) or United States obligations can be excluded from Massachusetts gross income for Massachusetts personal income tax purposes. Distributions properly designated as capital gain dividends and attributable to gains realized on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's federal gross income, including distributions of net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax. However, distributions of net long-term capital gains attributable to the sale of these investments may qualify for taxation at lower Massachusetts personal income tax rates.


Distributions  from the  Massachusetts  Fund and the value of the  shares of the
Massachusetts  Fund  will  be  subject  to  the  Massachusetts   excise  tax  on
corporations.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                             Massachusetts Fund
                                                        -------------------------------------------------------------
                                                                           Year Ended September 30,
                                                        -------------------------------------------------------------
                                                        2004(1)     2003(1)     2002(1)(4)    2001(1)      2000(1)
                                                        -------------------------------------------------------------
                                                        Class I     Class I      Class I      Class I      Class I
---------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.000     $10.170      $ 9.870      $ 9.310      $ 9.390
Income (loss) from operations
Net investment income                                   $ 0.521     $ 0.529      $ 0.534      $ 0.518      $ 0.519
Net realized and unrealized gain (loss)                  (0.031)     (0.182)       0.281        0.559       (0.079)
Total income (loss) from operations                     $ 0.490     $ 0.347      $ 0.815      $ 1.077      $ 0.440
Less distributions
From net investment income                              $(0.520)    $(0.517)     $(0.515)     $(0.517)     $(0.520)
Total distributions                                     $(0.520)    $(0.517)     $(0.515)     $(0.517)     $(0.520)
Net asset value - End of year                           $ 9.970     $10.000      $10.170      $ 9.870      $ 9.310
Total return(2)                                            5.04%       3.51%        8.55%       11.87%        4.92%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)                 $ 8,321     $ 7,608      $ 8,880      $ 6,957      $ 7,259
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                              0.61%       0.61%        0.62%        0.64%        0.68%
  Expenses after custodian fee reduction(3)                0.61%       0.60%        0.60%        0.60%        0.66%
  Net investment income                                    5.23%       5.29%        5.44%        5.36%        5.67%
Portfolio Turover of the Portfolio(5)                        27%         16%          10%           8%          15%


(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 5.40% to 5.44%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.


(5)  Prior to October 1, 2004, the Fund invested its assets in the Portfolio.

{LOGO}





More Information
--------------------------------------------------------------------------------


     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4409.                                        MAIP





                                                 (c) 2005 Eaton Vance Management

  LOGO


                                   Eaton Vance
                              National Municipals
                                      Fund

                    A mutual fund providing tax-exempt income


                                Prospectus Dated

                                February 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                           Page                           Page
-------------------------------------------------------------------------------
Fund Summary                                2      Sales Charges           9
Investment Objective & Principal Policies          Redeeming Shares        11
 and Risks                                  5      Shareholder Account
Management and Organization                 6       Features               12
Valuing Shares                              7      Tax Information         13
Purchasing Shares                           7      Financial Highlights    15
-------------------------------------------------------------------------------


            This prospectus contains important information about the
             Fund and the services available to shareholders. Please
                             save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies

Eaton Vance National Municipals Fund's investment objective is to provide current income exempt from regular federal income tax. Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

The Fund's use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for Class A, Class B and Class C shares and a comparison to the performance of a national index of municipal obligations. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

19.80%   3.64%   12.90%   4.81%   -8.50%  11.45%  3.06%   10.59%   8.77%   6.07%
-----    ----    -----    ----    -----   -----   ----    -----    ----    -----
1995     1996    1997     1998    1999     2000   2001     2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return for Class B was 7.77% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.03% for the quarter ended December 31, 1999. For the 30 days ended September 30, 2004, the yield and tax equivalent yield (assuming a federal tax rate of 35.00%) for Class A shares were 5.58% and 8.58%, respectively, for Class B shares were 5.08% and 7.82%, respectively, and for Class C shares were 5.10% and 7.85%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                              One            Five           Ten
 Average Annual Total Return as of December 31, 2004                          Year           Years          Years
---------------------------------------------------------------------------------------------------------------------------
 Class A Return Before Taxes                                                  1.49%          7.31%          7.08%
 Class B Return Before Taxes                                                  1.07%          7.65%          7.02%
 Class B Return After Taxes on Distributions                                  1.07%          7.64%          7.00%
 Class B Return After Taxes on Distributions and the Sale of Class B Shares   2.66%          7.40%          6.86%
 Class C Return Before Taxes                                                  4.97%          7.55%          6.77%
 Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
  expenses or taxes)                                                          4.48%          7.20%          7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Under the terms of the Class B Distribution Plan, Class B does not pay distribution fees when there are no uncovered distribution charges outstanding. As a result, Class B paid reduced distribution fees during the four fiscal years ended September 30, 2004. Had the full distribution fee been paid, Class B returns for one year and five years would have been lower. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged market index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees
 (fees paid directly from your investment)         Class A  Class B  Class C
-------------------------------------------------------------------------------
 Maximum Sales Charge (Load) (as a
  percentage of offering price)                      4.75%    None     None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of net
  asset value at time of purchase or
  redemption)                                        None     5.00%    1.00%
 Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                           None     None     None
 Exchange Fee                                        None     None     None


 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)     Class A  Class B   Class C
-------------------------------------------------------------------------------
 Management Fees                                     0.44%    0.44%    0.44%
 Distribution and Service (12b-1) Fees               n/a      1.00%*   1.00%
 Other Expenses**                                    0.35%    0.08%    0.09%
                                                     -----    -----    -----
 Total Annual Fund Operating Expenses                0.79%    1.52%    1.53%

* During the fiscal year ended September 30, 2004, Class B did not pay distribution fees at times when there were no uncovered distribution charges outstanding. As a result, Distribution and Service (12b-1) Fees during that year were 0.65% of average daily net assets.
** Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year    3 Years    5 Years      10 Years
--------------------------------------------------------------------------------
  Class A shares                    $  552    $   715    $   893      $ 1,406
  Class B shares*                   $  655    $   880    $ 1,029      $ 1,610
  Class C shares                    $  256    $   483    $   834      $ 1,824

You would pay the following expenses if you did not redeem your shares:

                                    1 Year    3 Years    5 Years      10 Years
--------------------------------------------------------------------------------
  Class A shares                    $  552    $   715    $   893      $ 1,406
  Class B shares*                   $  155    $   480    $   829      $ 1,610
  Class C shares                    $  156    $   483    $   834      $ 1,824

* Reflects the expenses of Class A after eight years because Class B shares convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The investment objective of the Fund is to provide current income exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax which, in accordance with the Fund's investment objective, the Fund seeks to avoid. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. The Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. Shareholders will receive 60 days notice of any material change in the investment objective.

At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its assets in obligations rated below B by Moody's, S&P or Fitch, or unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund's holdings may vary depending on market conditions.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                                  Annual             Daily
   Category       Daily Net Assets                               Asset Rate        Income Rate
-----------------------------------------------------------------------------------------------------------------------------------
      1           up to $500 million                               0.300%             3.00%
      2           $500 million but less than $1 billion            0.275%             2.75%
      3           $1 billion but less than $1.5 billion            0.250%             2.50%
      4           $1.5 billion but less than $2 billion            0.225%             2.25%
      5           $2 billion but less than $3 billion              0.200%             2.00%
      6           $3 billion and over                              0.175%             1.75%

Prior to October 1, 2004, the Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the Fund. The Portfolio paid the same advisory fee as the Fund. On September 30, 2004, the Portfolio had net assets of $2,033,769,446. For the fiscal year ended September 30, 2004, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

Thomas M. Metzold and Cynthia J. Clemson are the portfolio managers of the Fund. Mr. Metzold and Ms. Clemson have been portfolio managers of the Fund since December 1993 and September 2004, respectively. They each also manage other Eaton Vance portfolios, have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, the Fund invested its assets in another open-end investment company (the "Portfolio"). The Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.
 The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     . how long you expect to own your shares;
     . how much you intend to invest;
     . the sales charge and total operating expenses associated with owning each class; and
     . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing or Eliminating Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                         Sales Charge*                Sales Charge*             Dealer Commission
                                       as Percentage of            as Percentage of Net         as Percentage of
 Amount of Purchase                      Offering Price              Amount Invested             Offering Price
-------------------------------------------------------------------------------------------------------------------
 Less than $25,000                          4.75%                        4.99%                        4.50%
 $25,000 but less than $100,000             4.50%                        4.71%                        4.25%
 $100,000 but less than $250,000            3.75%                        3.90%                        3.50%
 $250,000 but less than $500,000            3.00%                        3.09%                        2.75%
 $500,000 but less than $1,000,000          2.00%                        2.04%                        2.00%
 $1,000,000 or more                         0.00**                       0.00**                       1.00%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%


The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features"). The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically  convert to
Class  A  shares.   Class  B  shares  acquired   through  the   reinvestment  of
distributions convert in proportion to shares not so acquired.

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Distribution and Service Fees. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:
  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone      You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an Investment
  Dealer Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account may be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

     . Semiannual and Annual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

     . Periodic account statements, showing recent activity and total share balance.

     . Form 1099 and tax information needed to prepare your income tax returns.

     .    Proxy materials, in the event a shareholder vote is required.

     .    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of

"exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. The Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                 YEAR ENDED SEPTEMBER 30,
                        ------------------------------------------------------------------------------------------------------------
                                        2004(1)                             2003(1)                          2002(1)(2)
                        ------------------------------------------------------------------------------------------------------------
                          CLASS A       CLASS B      CLASS C    CLASS A     CLASS B     CLASS C    CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value -
  Beginning of year     $   10.840     $10.130      $  9.640   $ 10.920   $   10.190   $  9.710   $ 10.550   $    9.850     $  9.380
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Income (loss) from
   operations
  Net investment
   income               $    0.654     $ 0.558      $  0.502   $  0.666   $    0.581   $  0.522   $  0.656   $    0.572     $  0.515
  Net realized and
   unrealized gain
   (loss)                    0.079       0.053         0.077     (0.105)      (0.086)    (0.089)     0.334        0.303        0.297
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Total income loss
  from operations       $    0.733     $ 0.611      $  0.579   $  0.561   $    0.495   $  0.433   $  0.990   $    0.875     $  0.812
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Less distributions
  From net investment
  income                $   (0.653)    $(0.555)     $ (0.509)  $ (0.641)  $   (0.561)  $ (0.503)  $ (0.620)  $   (0.540)   $ (0.482)
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Total distributions   $   (0.653)    $(0.555)     $ (0.509)  $ (0.641)  $   (0.561)  $ (0.503)  $ (0.620)  $   (0.540)   $ (0.482)
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Contingent deferred
  sales charges                 --     $ 0.004            --         --   $    0.006         --         --   $    0.005           --
                        ----------     -------      --------   --------   ----------   --------   --------   ----------     --------
  Net asset value -
  End of year           $   10.920     $10.190      $  9.710   $ 10.840   $   10.130   $  9.640   $ 10.920   $   10.190     $  9.710
                        ==========     =======      ========   ========   ==========   ========   ========   ==========     ========
  Total Return (3)            6.94%       6.25%         6.15%      5.46%        5.17%      4.71%      9.84%        9.30%       9.02%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $1,769,191      29,577       224,955   $236,885   $1,553,297   $200,310   $213,456   $1,582,772     $185.439
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(4)                0.79%       1.17%         1.53%      0.78%        1.20%      1.53%      0.83%        1.25%       1.57%
   Expenses after
    custodian fee
    reduction(4)              0.79%       1.17%         1.53%      0.78%        1.20%      1.53%      0.82%        1.24%       1.56%
   Net investment
    income                    6.05%       5.44%         5.19%      6.29%        5.88%      5.54%      6.31%        5.89%       5.56%
   Portfolio Turnover
    of the
    Portfolio(5)                44%         44%           44%        35%          35%        35%        32%          32%         32%
                                                                                                       (See footnotes on last page.)


                                              YEAR ENDED SEPTEMBER 30,
                        ----------------------------------------------------------------------
                                      2001                              2000(1)
                        ----------------------------------------------------------------------
                         CLASS A     CLASS B     CLASS C    CLASS A     CLASS B      CLASS C
----------------------------------------------------------------------------------------------
  Net asset value -
  Beginning of year     $ 10.230   $    9.550   $  9.100   $ 10.440   $    9.740    $  9.280
                        --------   ----------   --------   --------   ----------    --------
  Income (loss) from
  operations
  Net investment
  income                $  0.618   $    0.541   $  0.478   $  0.629   $    0.532    $  0.477
  Net realized and
  unrealized gain
  (loss)                   0.312        0.300      0.274     (0.200)      (0.188)     (0.175)
                        --------   ----------   --------   --------   ----------    --------
  Total income loss
  from operations       $  0.930   $    0.841   $  0.752   $  0.429   $    0.344    $  0.302
                        --------   ----------   --------   --------   ----------    --------
  Less distributions
  From net investment
  income                $ (0.610)  $   (0.545)  $ (0.472)  $ (0.639)  $   (0.534)   $ (0.482)
                        --------   ----------   --------   --------   ----------    --------
  Total distributions   $ (0.610)  $   (0.545)  $ (0.472)  $ (0.639)  $   (0.534)   $ (0.482)
                        --------   ----------   --------   --------   ----------    --------
  Contingent deferred
  sales charges               --   $    0.004         --         --           --          --
                        --------   ----------   --------   --------   ----------    --------
  Net asset value -
  End of year           $ 10.550   $    9.850   $  9.380   $ 10.230   $    9.550    $  9.100
                        ========   ==========   ========   ========   ===========  ==========
  Total Return (3)          9.33%        9.06%      8.47%      4.39%        3.72%       3.46%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $181,600   $1,525,303   $136,213   $174,024   $1,483,566    $104,455
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(4)              0.83%        1.26%      1.59%      0.66%        1.25%       1.58%
   Expenses after
    custodian fee
    reduction(4)            0.82%        1.25%      1.58%      0.65%        1.24%       1.57%
   Net investment
    income                  5.92%        5.49%      5.16%      6.23%        5.63%       5.31%
   Portfolio Turnover
    of the
    Portfolio(5)              20%          20%        20%        41%          41%         41%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.28% to 6.31% for Class A, 5.86% to 5.89% for Class B and 5.53% to 5.56%
     for Class C. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Prior to October 1, 2004, the Fund invested its assets in a corresponding Portfolio.

  LOGO


More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122

The Fund's SEC File No. is 811-4409.                                         HMP


211-2/05                                         (C) 2005 Eaton Vance Management

  LOGO



                                   Eaton Vance
                              National Municipals
                                      Fund

                              Institutional Shares

                 A mutual fund providing tax-exempt income

                                Prospectus Dated

                                February 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                           Page                           Page
-------------------------------------------------------------------------------
Fund Summary                                2      Redeeming Shares       8
Investment Objective & Principal Policies          Shareholder Account
 and Risks                                  4       Features              8
Management and Organization                 5      Tax Information        9
Valuing Shares                              6      Financial Highlights   11
Purchasing Shares                           6
-------------------------------------------------------------------------------


            This prospectus contains important information about the
             Fund and the services available to shareholders. Please
                             save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies

Eaton Vance National Municipals Fund's investment objective is to provide current income exempt from regular federal income tax. Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower rated obligations. The Fund normally invests in municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund's distributions generally will be subject to alternative minimum tax.

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.

The Fund's use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each full calendar year through December 31, 2004. The returns for the period prior to July 1, 1999 (when Institutional Shares commenced operations) in the bar chart are for Class B shares of the Fund (the "Retail Shares"), adjusted to eliminate the Retail Shares' sales charge (but not adjusted for any other differences in the expenses of the two classes). If the sales charge was reflected, the returns would be lower. The table contains returns for Class I Shares and a comparison of the Fund's performance to the performance of a national index of municipal bonds. Returns in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

19.80%  3.64%   12.91%  4.81%   -7.77%  12.58%  3.81%   11.22%  9.46%   6.77%
-----   ----    ----    ----    -----   -----   ----    -----   ----    -----
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the ten years ended December 31, 2004, the highest quarterly total return was 7.77% for the quarter ended March 31, 1995, and the lowest quarterly total return was -2.88% for the quarter ended June 30, 1999. For the 30 days ended September 30, 2004, the SEC yield and tax-equivalent yield (assuming a federal tax rate of 35.00%) for Institutional Shares were 6.11% and 9.40%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

                                                                                  One          Five            Ten
 Average Annual Total Return as of December 31, 2004                              Year         Years          Years
------------------------------------------------------------------------------------------------------------------------
 Class I Return Before Taxes                                                      6.77%         8.72%         7.49%
 Class I Return After Taxes on Distributions                                      6.76%         8.71%         7.47%
 Class I Return After Taxes on Distributions and the Sale of Class I Shares       6.60%         8.42%         7.32%
 Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
   expenses or taxes)                                                             4.48%         7.20%         7.06%

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund Shares. The Class I performance shown above for the period prior to July 1, 1999 is the performance of Retail Shares, adjusted to eliminate the sales charge (but not adjusted for any other differences in the expenses of the classes). Retail Shares commenced operations on December 19, 1985. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Fees and Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold shares.


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

 Management Fees                              0.44%
 Other Expenses                               0.09%
                                              -----
 Total Annual Fund Operating Expenses         0.53%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Institutional shares                  $54       $170       $296        $665

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The investment objective of the Fund is to provide current income exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax which, in accordance with the Fund's investment objective, the Fund seeks to avoid. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, "net assets" includes any borrowings for investment purposes. The Fund's investment objective and certain other policies may be changed by the Trustees without shareholder approval. Shareholders will receive 60 days notice of any material change in the investment objective.

At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB have speculative characteristics, while lower quality obligations are predominantly speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower rated obligations also may be subject to greater price volatility than higher rated obligations. The Fund will not invest more than 10% of its assets in obligations rated below B by Moody's, S&P or Fitch, or unrated obligations considered to be of comparable quality by the investment adviser.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to "call," or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund's holdings may vary depending on market conditions.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund may also enter interest rate swaps and forward rate contracts, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of
1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager's analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                                                Annual             Daily
           Category              Daily Net Assets                            Asset Rate        Income Rate
-----------------------------------------------------------------------------------------------------------------------------------
               1                 up to $500 million                            0.300%               3.00%
               2                 $500 million but less than $1 billion         0.275%               2.75%
               3                 $1 billion but less than $1.5 billion         0.250%               2.50%
               4                 $1.5 billion but less than $2 billion         0.225%               2.25%
               5                 $2 billion but less than $3 billion           0.200%               2.00%
               6                 $3 billion and over                           0.175%               1.75%

Prior to October 1, 2004, the Fund invested its assets in a separate open-end investment company advised by BMR that had the same objective and policies of the Fund. The Portfolio paid the same advisory fee as the Fund. On September 30, 2004, the Portfolio had net assets of $2,033,769,446. For the fiscal year ended September 30, 2004, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

Thomas M. Metzold and Cynthia J. Clemson are the portfolio managers of the Fund. Mr. Metzold and Ms. Clemson have been portfolio managers of the Fund since December 1993 and September 2004, respectively. They each also manage other Eaton Vance portfolios, have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Institutional shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Prior to October 1, 2004, the Fund invested its assets in another open-end investment company (the "Portfolio"). The Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund's investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING SHARES

Institutional Shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised

     Mellon Trust of New England N.A.

     ABA #011001234

     Account #080411

     Further Credit Eaton Vance National Municipals Fund - Institutional  Shares
     - Fund #401

     A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive payments from various sources. For instance, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:
  By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling the transfer agent at 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

  Through an Investment
  Dealer Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option             shares.  This  option will be assigned if you do not specify an option.
..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.
..Cash Option        Dividends and capital gains are paid in cash.

Information from the Fund.  From time to time, you may be mailed the following:

     . Annual and Semiannual Reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
     . Periodic account statements, showing recent activity and total share balance.
     .    Form  1099 and tax  information  needed to  prepare  your  income  tax returns.
     .    Proxy materials, in the event a shareholder vote is required.
     .    Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Exchange Privilege. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value. Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

More information is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund's daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of "exempt-interest dividend" income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation's AMT liability. The Fund's distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of the Fund's Institutional Shares for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                             YEAR ENDED SEPTEMBER 30,
                        ---------------------------------------------------------------------
                           2004(1)       2003(1)       2002(1)(2)     2001        2000(1)
                        ---------------------------------------------------------------------
  Net asset value -
  Beginning of year       $10.050        $10.110        $ 9.770     $ 9.460      $ 9.610
                          -------        -------        -------     -------      -------
  Income (loss) from
  operations
  Net investment
  income                  $ 0.623        $ 0.642        $ 0.637     $ 0.604      $ 0.557
  Net realized and
  unrealized gain
  (loss)                    0.078         (0.086)         0.298       0.291       (0.107)
                          -------        -------        -------     -------      -------
  Total income from
  operations              $ 0.701        $ 0.556        $ 0.935     $ 0.895      $ 0.450
                          -------        -------        -------     -------      -------
  Less distributions
  From net investment
  income                  $(0.631)       $(0.616)       $(0.595)    $(0.585)     $(0.600)
                          -------        -------        -------     -------      -------
  Total distributions     $(0.631)       $(0.616)       $(0.595)    $(0.585)     $(0.600)
                          -------        -------        -------     -------      -------
  Net asset value -
  End of year             $10.120        $10.050        $10.110     $ 9.770      $ 9.460
                          =======        =======        =======     =======      =======
  Total
  Return(3)                  7.17%          5.84%         10.05%       9.71%        4.96%
  Ratios/Supplemental
  Data:
  Net assets, end of
  year (000's omitted)    $ 5,400        $ 2,414        $ 2,193     $   389      $   598
  Ratios (as
  percentage of
  average daily net
  assets):
   Expenses(4)               0.53%          0.53%          0.57%       0.58%        0.57%
   Expenses after
    custodian fee
    reduction(4)             0.53%          0.53%          0.56%       0.57%        0.56%
   Net investment
    income                   6.18%          6.54%          6.60%       6.22%        5.87%
   Portfolio Turnover
    of the
    Portfolio(5)               44%            35%            32%         20%          41%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.57% to 6.60%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5) Prior to October 1, 2004, the Fund invested its assets in a corresponding Portfolio.

  LOGO


More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
-------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122

The Fund's SEC File No. is 811-4409.                                        IHMP

210-2/05                                         (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          February 1, 2005



                     Eaton Vance California Municipals Fund
                       Eaton Vance Florida Municipals Fund
                    Eaton Vance Massachusetts Municipals Fund
                     Eaton Vance Mississippi Municipals Fund
                      Eaton Vance New York Municipals Fund
                        Eaton Vance Ohio Municipals Fund
                    Eaton Vance Rhode Island Municipals Fund
                    Eaton Vance West Virginia Municipals Fund
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122



This Statement of Additional Information ("SAI") provides general information about the Funds. Each Fund is a non-diversified, open-end management investment company. Each Fund is a series of Eaton Vance Municipals Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                   Page                                     Page
Strategies and Risks                2     Purchasing and Redeeming
Investment Restrictions             8        Shares                           18
Management and Organization         9     Sales Charges                       19
Investment Advisory and                   Performance                         22
  Administrative Services          16     Taxes                               23
Other Service Providers            17     Portfolio Securities Transactions   25
Calculation of Net Asset Value     18     Financial Statements                28

Appendix A:  Class A Fees, Performance and Ownership                          29
Appendix B:  Class B Fees, Performance and Ownership                          34
Appendix C:  Class C Fees, Performance and Ownership                          38
Appendix D:  Class I Fees, Performance and Ownership                          40
Appendix E:  State Specific Information                                       41
Appendix F:  Ratings                                                          67

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' relevant prospectus dated February 1, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.



(c) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

During the fiscal year ended September 30, 2004, each Fund invested all of its assets in a registered open-end management investment company that had the same investment objectives and policies as the Fund (each, a "Portfolio"). On October 1, 2004, each Fund withdrew its pro rata share of the Portfolio's net assets and began investing directly in securities. There were no changes in the Funds' investment objectives or policies as the result of this change in investment structure. Each Fund is expected to pay similar fees and transaction-related expenses as reported herein for its corresponding Portfolio.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, a Fund's distributions derived from interest on all municipal obligations (whenever issued) are included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

State-Specific Concentration. For a discussion of the risks associated with investing in municipal obligations of a particular state's issuers, see "Risks of Concentration" in Appendix E. Each Fund may also invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Each Fund may also invest to a limited extent in obligations issued by the N. Marianna Territories and American Samoa. Information about some of these conditions and developments is included in Appendix E.

Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain sectors. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds ("IDBs") are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states. These payments are not generally fixed but rather are tied to the volume of the company's U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. United Airlines is currently in bankruptcy, and recent court rulings associated with the bankruptcy have held certain special facility "lease-backed" debt issuances to be loans and not leases, significantly impacting the return potential of "lease-backed" airline bonds if the rulings stand.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund's investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund's credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund's goals is more dependent on the investment adviser's ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix F.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer. In addition, the investment adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance of the equipment, property or facility covered by the lease or contract to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Fund to buy such securities on a settlement date that could be several months or several years in the future. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

Variable Rate Obligations. Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. Each Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.
Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, a Fund may enter into a so-called shortfall and forebearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes a Fund to the risk that it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and forebearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Securities Lending. Each Fund may lend up to 30% of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes.
Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. Under unusual market conditions, each Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund.


                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;
     (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
     (4) Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);
     (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or
     (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.


In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund. A policy may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders. Each Fund will not:


     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.


No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of a Fund's investment restrictions, the determination of the "issuer" of a municipal obligation will be made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION


Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund.

                                                                                          Number of Portfolios
                                                                                             in Fund Complex
Name and             Position(s) with  Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Date of Birth           the Trust      Length of Service          Past Five Years              Trustee(1)               Held
-------------        ----------------  ------------------  ------------------------------  --------------------  -------------------
Interested Trustee
JAMES B. HAWKES      Vice President    Since 1985          Chairman, President and Chief        193              Director of EVC
11/9/41                                                    Executive Officer of BMR, Eaton
                                                           Vance, EVC and EV; Director of
                                                           EV; Vice President and Director
                                                           of EVD. Trustee and/or officer
                                                           of 193 registered investment
                                                           companies in the Eaton Vance
                                                           Fund Complex. Mr. Hawkes is an
                                                           interested person because of his
                                                           positions with BMR, Eaton Vance,
                                                           EVC and EV, which are affiliates
                                                           of the Trust.

Noninterested Trustees
SAMUEL L. HAYES, III Trustee           Since 1986          Jacob H. Schiff Professor of         193              Director of Tiffany
2/23/35                                                    Investment Banking Emeritus,                          & Co. (specialty
                                                           Harvard University Graduate                           retailer) and
                                                           School of Business Administration.                    Telect, Inc.
                                                                                                                 (telecommunication
                                                                                                                 services company)

WILLIAM H. PARK      Trustee           Since 2003          President and Chief Executive        193              None
9/19/47                                                    Officer, Prizm Capital Management,
                                                           LLC (investment management firm)
                                                           (since 2002).  Executive Vice
                                                           President and Chief Financial
                                                           Officer, United Asset Management
                                                           Corporation (a holding company
                                                           owning institutional investment
                                                           management firms) (1982-2001).

RONALD A. PEARLMAN   Trustee           Since 2003          Professor of Law, Georgetown         193              None
7/10/40                                                    University Law Center (since 1999).
                                                           Tax Partner, Covington & Burling,
                                                           Washington, DC (1991-2000).

                                        9

                                                                                          Number of Portfolios
                                                                                             in Fund Complex
Name and             Position(s) with  Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Date of Birth           the Trust      Length of Service          Past Five Years              Trustee(1)               Held
-------------        ----------------  ------------------  ------------------------------  --------------------  -------------------
NORTON H. REAMER     Trustee           Since 1986          President, Chief Executive           193              None
9/21/35                                                    Officer and a Director of
                                                           Asset Management Finance Corp.
                                                           (a specialty finance company
                                                           serving the investment management
                                                           industry) (since October 2003).
                                                           President, Unicorn Corporation
                                                           (an investment and financial
                                                           advisory services company) (since
                                                           September 2000). Formerly,
                                                           Chairman and Chief Operating Officer,
                                                           Hellman, Jordan Management Co., Inc.
                                                           (an investment management company)
                                                           (2000 - 2003). Formerly, Advisory
                                                           Director of Berkshire Capital Corporation
                                                           (investment banking firm)
                                                           (2002 - 2003). Formerly,
                                                           Chairman of the Board, United
                                                           Asset Management Corporation
                                                           (a holding company owning institutional
                                                           investment management firms) and
                                                           Chairman, President and Director,
                                                           UAM Funds (mutual funds) (1980-2000).

LYNN A. STOUT        Trustee           Since 1998          Professor of Law, University of      193              None
                                                           California at Los Angeles School
                                                           of Law (since July 2001).  Formerly,
                                                           Professor of Law, Georgetown
                                                           University Law Center.

(1)  Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

Name and              Position(s) with the          Term of Office and
Date of Birth                 Trust                 Length of Service           Principal Occupation(s) During Past Five Years
-------------         --------------------          ------------------          ----------------------------------------------
THOMAS J. FETTER      President                     Since 1993                  Vice President of Eaton Vance and BMR. Officer of
8/20/43                                                                         124 registered investment companies managed by
                                                                                Eaton Vance or BMR.

WILLIAM H. AHERN, JR. Vice President                Since 2004                  Vice President of Eaton Vance and BMR. Officer of
7/28/59                                                                         78 registered investment companies managed by
                                                                                Eaton Vance or BMR.

CRAIG R. BRANDON      Vice President                Since 2004                  Vice President of Eaton Vance and BMR. Officer of
12/21/66                                                                        44 registered investment companies managed by
                                                                                Eaton Vance or BMR.

CYNTHIA J. CLEMSON    Vice President                Since 2004*                 Vice President of Eaton Vance and BMR. Officer of
3/2/63                                                                          84 registered investment companies managed by
                                                                                Eaton Vance or BMR.

ROBERT B. MACINTOSH   Vice President                Since 1993                  Vice President of Eaton Vance and BMR. Officer of
1/22/57                                                                         124 registered investment companies managed by
                                                                                Eaton Vance or BMR.

THOMAS M. METZOLD     Vice President                Since 2004                  Vice President of Eaton Vance and BMR. Officer of
8/3/58                                                                          47 registered investment companies managed by
                                                                                Eaton Vance or BMR.

ALAN R. DYNNER        Secretary                     Since 1997                  Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                        BMR, Eaton Vance, EVD, EV and EVC. Officer of 193
                                                                                registered investment companies managed by
                                                                                Eaton Vance or BMR.

JAMES L. O'CONNOR     Treasurer                     Since 1989                  Vice President of BMR, Eaton Vance and EVD. Officer
4/1/45                                                                          of 115 registered investment companies managed by
                                                                                Eaton Vance or BMR.

PAUL M. O'NEIL        Chief Compliance Officer      Since 2004                  Vice President of BMR and Eaton Vance. Officer of
7/11/53                                                                         193 registered investment companies managed by
                                                                                Eaton Vance or BMR.

* Prior to 2004, Ms. Clemson served as Vice President of the California Portfolio since 1996, of the Florida Portfolio since 1998 and of the Mississippi Portfolio since 1995.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Trust is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees. During the fiscal year ended September 30, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended September 30, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chairman), Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended September 30, 2004, the Special Committee convened six times.

In considering the approval of the investment advisory agreement(s) between the Funds and the investment adviser, the Contract Review Subcommittee considered, among other things, the following:

     * An independent report comparing Fund advisory fees with those of comparable funds (in the case of a renewal);
     * An independent report comparing Fund expense ratios to those of comparable funds;

     * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;
     * Sales and redemption data in respect of the Fund (in the case of a renewal);
     * The economic outlook and the general investment outlook in the relevant investment markets;
     * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
     *    Arrangements regarding the distribution of Fund shares;
     *    The procedures used to determine the fair value of each Fund's assets;
     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
     * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the fund(s) it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and


     * The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Contract Review Subcommittee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Contract Review Subcommittee considered the investment adviser's management capabilities with respect to the type(s) of investments held by each Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement(s). Specifically, the Contract Review Subcommittee considered the investment adviser's 25-person municipal bond team, which includes five portfolio managers and nine credit specialists who provide services to each Fund. The Contract Review Subcommittee noted the investment adviser's extensive in-house research capabilities and experience managing municipal bond funds. The Contract Review Subcommittee evaluated the level of skill required to manage each Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Fund.

In addition to the factors mentioned above, the Contract Review Subcommittee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Funds, including the profit margin of the investment adviser in comparison with available industry data. The Contract Review Subcommittee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Funds. In addition, the Contract Review Subcommittee considered the fiduciary duty assumed by the investment adviser in connection with the service rendered to each Fund and the business reputation of the investment adviser, its financial resources
and  its  professional   liability  insurance  coverage.

The Contract Review Subcommittee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Contract Review Subcommittee. In assessing the information provided by Eaton Vance and its affiliates, the Contract Review Subcommittee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Contract Review Subcommittee concluded that the approval of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.


                                    James B.      Samuel L.       William H.       Ronald A.         Norton H.       Lynn A.
                                    Hawkes(1)     Hayes (2)        Park(2)         Pearlman(2)       Reamer(2)       Stout(2)
                                    ---------     ---------       ----------       -----------       ---------       --------
California Fund                       None     over $100,000(3)      None             None             None            None
Florida Fund                          None          None             None             None             None            None
Massachusetts Fund                    None     over $100,000(3)      None             None             None            None
Mississippi Fund                      None          None             None             None             None            None
New York Fund                         None     over $100,000(3)      None             None             None            None
Ohio Fund                             None          None             None             None             None            None
Rhode Island Fund                     None          None             None             None             None            None
West Virginia Fund                    None          None             None             None             None            None
Aggregate Dollar Range of
  Equity Securities Owned in
  all Registered Funds Overseen
  by Trustee in the Eaton Vance
  Family of Funds                over $100,000  over $100,000   over $100,000     over $100,000     over $100,000    over $100,000

(1)  Interested Trustees
(2)  Noninterested Trustees
(3) Reported figure includes 10,000 shares held in trust for the benefit of family memebers not sharing the same household as Mr. Hayes. Mr. Hayes' spouse serves as one of the trustees of said trust.


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:


     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.


During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended September 30, 2004, the Trustees of the Trust earned the following compensation in their capacity as Trustees from the Trust. Prior to October 1, 2004 each Fund invested all of its assets in a corresponding Portfolio. During the fiscal year ended September 30, 2004, the Trustees of the Portfolios earned the following compensation in their capacity as Portfolio Trustees. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of                      Jessica M.       Samuel L.      William H.       Ronald A.      Norton H.        Lynn A.
Compensation                  Bibliowicz(8)       Hayes         Park(4)         Pearlman        Reamer          Stout(5)
------------                  -------------     ---------      ----------       --------       ---------        --------
Trust(2)                        $ 5,077         $  9,094       $  8,345         $  8,790       $  8,633         $  9,340
California Portfolio              1,061            2,403          2,153            2,131          2,281            2,248
Florida Portfolio                 1,249            2,742          2,464            2,459          2,603            2,597
Massachusetts Portfolio           1,061            2,403          2,153            2,131          2,281            2,248
Mississippi Portfolio                16               28             26               27             27               29
New York Portfolio                1,436            3,081          2,775            2,787          2,925            2,945
Ohio Portfolio                      874            2,063          1,842            1,803          1,959            1,900
Rhode Island Portfolio              437            1,272          1,115            1,038          1,208            1,088
West Virginia Portfolio             156              283            259              273            268              290
Trust and Fund Complex           48,125          200,000        180,000/(3)(6)   180,000        190,000          190,000(7)

(1) As of February 1, 2005, the Eaton Vance fund complex consists of 193 registered investment companies or series thereof.
(2)  The Trust consisted of 28 Funds as of September 30, 2004.
(3)  Messrs. Park and Pearlman became Trustees in 2003.
(4) Includes deferred compensation as follows: California -- $2,153; Florida -- $2,464; Massachusetts -- $2,153; Mississippi -- $26; New York -- $2,775; Ohio -- $1,842; Rhode Island -- $1,115; and West Virginia -- $259.
(5) Includes deferred compensation as follows: California -- $906 ; Florida -- $1,047; Massachusetts -- $906; Mississippi -- $12; New York -- $1,187; Ohio -- $766; Rhode Island -- $439; and West Virginia -- $117.
(6)  Includes $106,968 of deferred compensation.
(7)  Includes $45,000 of deferred compensation.
(8)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.


Organization. Each Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. Prior to October 1, 2004, each Fund invested all of its assets in a corresponding Portfolio.


The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.


As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.


Proxy Voting Policy. The Board of Trustees of the Trust have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to each Fund's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of each Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the investment adviser will seek instruction on how to vote from the Special Committee. Information on how each Fund voted proxies relating to portfolio securities during the 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES


Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of each Portfolio and the advisory fees earned during the three fiscal years ended September 30, 2004.

                                       Advisory Fee Paid for Fiscal Years Ended
                                       ----------------------------------------
Portfolio      Net Assets at 9/30/04     9/30/04        9/30/03         9/30/02
---------      ---------------------     -------        -------         -------
California         $231,231,291        $1,133,652     $1,185,022      $1,180,078
Florida             245,140,301         1,118,054      1,187,718       1,223,925
Massachusetts       210,968,604           911,671        919,433         866,006
Mississippi          17,446,966            27,537         26,795          26,494
New York            339,752,627         1,532,791      1,540,620       1,510,511
Ohio                163,175,199           719,582        763,421         775,688
Rhode Island         51,751,213           156,417        164,251         133,480
West Virginia        27,322,201            52,692         52,861          47,791

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.


Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended September 30, 2004, Eaton Vance was paid or accrued as follows by the transfer agent for sub-transfer agency services performed on behalf of each
Fund:

California  Florida  Massachusetts  Mississippi  New York   Ohio    Rhode Island   West Virginia
----------  -------  -------------  -----------  --------   ----    ------------   -------------
  $7,178    $9,435      $8,140         $932      $14,351   $7,849      $2,263         $1,592

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.


                             OTHER SERVICE PROVIDERS


Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. IBT has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by IBT (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price their respective shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Information Regarding Market Timing and Excessive Trading. The Funds are not intended for market timing or excessive trading. These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if a Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Funds and the principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.


The Funds and the principal underwriter have provided guidance concerning the Funds' market timing and excessive trading policies with respect to Fund shares held in accounts maintained and administered by financial intermediaries (such as banks, broker-dealers and retirement plan administrators). These guidelines include standards indicating situations where market timing or excessive trading are considered to be potentially detrimental to the Funds. The Funds and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the guidelines to accounts under their control.


                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Class A shares and Class I shares are offered at net asset value to the foregoing persons and in the foregoing situations because either
(i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.


Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.


Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.


The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% (0.75% for the California Fund) of the purchase price of Class C shares and an up-front service fee of 0.20% (0.25% for the California Fund) on Class C shares. Distribution fees paid by the Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of the Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% (0.25% for the California Fund) of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% (0.25% for the California Fund) of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 (June 16, 2003 in the case of the Class C Plan for the California and New York Funds). The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE


Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.


Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.


Disclosure of Portfolio Holdings and Related Information. In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:// www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Each Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

In addition to the disclosure of complete portfolio holdings, each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

The portfolio holdings of a Fund and other information concerning portfolio characteristics may be considered material, non-public information. Each Fund has adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of a Fund. Each Fund's policy of preventing selective disclosure of portfolio holdings does not apply to: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services and translation services).

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund's portfolio holdings.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended September 30, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund's taking certain positions in connection with ownership of such distressed securities.

Distributions by a Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income for federal income tax purposes under
Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, a Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by it may be affected.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

A Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act") effective for taxable years of a Fund beginning after October 1, 2005 and through 2007, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

See Appendix E for state tax information for certain states.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund's investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser's other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as "research credits" and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.


The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the investment adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the investment adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies  could  have  a  detrimental  effect  on the  price  or  amount  of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2004, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some research services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of research services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                                                                                              Commissions
                                                                                       Amount of                Paid on
                                                                                      Transactions            Transactions
                                                                                   Directed to Firms       Directed to Firms
                  Brokerage Commissions Paid for the Fiscal Year Ended             Providing Research      Providing Research
                  ----------------------------------------------------             ------------------      ------------------
Fund/Portfolio          9/30/04         9/30/03         9/30/02                         9/30/04                 9/30/04
--------------          -------         -------         -------                         -------                 -------
California              $23,205         $16,989         $ 9,170                           $0                      $0
Florida                  27,897          16,525           8,940                            0                       0
Massachusetts            15,658          13,777           9,549                            0                       0
Mississippi               1,105             837             408                            0                       0
New York                 43,647          27,887          24,573                            0                       0
Ohio                     12,594          13,405          13,677                            0                       0
Rhode Island              3,776           2,308             980                            0                       0
West Virginia             1,826           1,093             588                            0                       0


                              FINANCIAL STATEMENTS


The audited financial statements of, and the report of the independent registered public accounting firm for the Funds and Portfolios, appear in the Funds' most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.


Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


Registrant incorporates by reference the audited financial information for the Funds and the Portfolios listed below for the fiscal year ended September 30, 2004, as previously filed electronically with the SEC:


Eaton Vance California Municipals Fund        California Municipals Portfolio
Eaton Vance Florida Municipals Fund           Florida Municipals Portfolio
Eaton Vance Massachusetts Municipals Fund     Massachusetts Municipals Portfolio
Eaton Vance Mississippi Municipals Fund       Mississippi Municipals Portfolio
Eaton Vance New York Municipals Fund          New York Municipals Portfolio
Eaton Vance Ohio Municipals Fund              Ohio Municipals Portfolio
Eaton Vance Rhode Island Municipals Fund      Rhode Island Municipals Portfolio
Eaton Vance West Virginia Municipals Fund     West Virginia Municipals Portfolio

                    (Accession No. 0001047469-04-036496)

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership


Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by each Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                                Repurchase
                                                                                                               Transaction
                  Total          Sales             Sales                                       Service Fees        Fees
                  Sales        Charges to       Charges to      CDSC to                          Paid to         Paid to
                 Charges       Investment        Principal      Principal     Total Service     Investment      Principal
Fund              Paid          Dealers         Underwriter     Underwriter     Fees Paid        Dealers       Underwriter
----              ----          -------         -----------     -----------     ---------        -------       -----------
California      $227,043        $215,631         $11,412         $     0        $317,869        $266,025        $1,340.00
Florida          263,710         247,570          16,140          11,000         223,081         194,750         1,307.50
Massachusetts    378,623         357,052          21,571          10,000         189,088         156,883         1,042.50
Mississippi       27,217          26,369             848               0          14,628          11,765           170.00
New York         502,991         475,195          27,796             500         361,251         292,155         2,150.00
Ohio             233,913         219,518          14,395           5,000         144,293         126,186           990.00
Rhode Island     107,610         101,712           5,898               0          38,629          30,435           332.50
West Virginia     55,341          52,448           2,893               0          21,525          19,219           235.00

For the fiscal years ended 2003 and 2002, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to investment dealers.

                         2003                  2003                        2002                          2002
                      Total Sales         Sales Charges to              Total Sales                 Sales Charges to
Fund                  Charges Paid      Principal Underwriter           Charges Paid             Principal Underwriter
----                  ------------      ---------------------           ------------             ---------------------
California              $215,775            $  9,034                     $126,253                       $ 7,209
Florida                  256,698              15,190                      239,853                        11,679
Massachusetts            216,882               9,494                      255,462                        12,322
Mississippi               38,399               2,320                       17,175                         1,008
New York                 516,877              29,106                      294,582                        17,732
Ohio                     164,639               8,811                      119,990                         6,848
Rhode Island              89,087               5,631                       75,063                         3,929
West Virginia             21,778               1,113                       15,326                         1,061

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class A. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund

                                                                                Length of Period Ended September 30, 2004
                                                                                -----------------------------------------
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.42%            6.26%           6.49%
Before Taxes and Including Maximum Sales Charge                                 -0.50%            5.24%           5.98%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.42%            6.24%           6.47%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.50%            5.22%           5.95%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.61%            6.11%           6.36%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.33%            5.20%           5.89%

     Predecessor Fund commenced operations May 27, 1994.

Florida Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.18%            6.38%           6.13%
Before Taxes and Including Maximum Sales Charge                                 -0.74%            5.34%           5.61%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.18%            6.32%           6.06%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.74%            5.28%           5.55%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.52%            6.22%           6.01%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.24%            5.30%           5.54%

     Predecessor Fund commenced operations April 5, 1994.

Massachusetts Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.92%            6.53%           6.18%
Before Taxes and Including Maximum Sales Charge                                 -0.03%            5.51%           5.67%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.92%            6.53%           6.16%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.03%            5.51%           5.65%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.99%            6.37%           6.08%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.69%            5.46%           5.61%

     Predecessor Fund commenced operations December 7, 1993.

Mississippi Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.54%            5.82%           5.97%
Before Taxes and Including Maximum Sales Charge                                 -1.38%            4.78%           5.46%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.54%            5.81%           5.95%
After Taxes on Distributions and Including Maximum Sales Charge                 -1.38%            4.78%           5.44%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.97%            5.71%           5.86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.69%            4.80%           5.40%

     Predecessor Fund commenced  operations  December 7, 1993.

New York Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.66%            7.20%           6.76%
Before Taxes and Including Maximum Sales Charge                                 -0.27%            6.17%           6.24%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.62%            7.16%           6.67%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.31%            6.12%           6.15%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   5.01%            6.92%           6.56%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.71%            6.00%           6.08%

     Predecessor Fund commenced operations April 15, 1994.

Ohio Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  5.07%            5.83%           5.91%
Before Taxes and Including Maximum Sales Charge                                  0.09%            4.81%           5.39%
After Taxes on Distributions and Excluding Maximum Sales Charge                  5.07%            5.82%           5.88%
After Taxes on Distributions and Including Maximum Sales Charge                  0.09%            4.80%           5.36%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   5.27%            5.79%           5.86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.93%            4.89%           5.39%

     Predecessor Fund commenced operations December 7, 1993.

Rhode Island Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  5.13%            6.63%           6.04%
Before Taxes and Including Maximum Sales Charge                                  0.10%            5.60%           5.53%
After Taxes on Distributions and Excluding Maximum Sales Charge                  5.13%            6.62%           6.03%
After Taxes on Distributions and Including Maximum Sales Charge                  0.10%            5.59%           5.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   5.05%            6.42%           5.93%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.71%            5.51%           5.46%

     Predecessor Fund commenced  operations  December 7, 1993.

West Virginia Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.94%            6.09%           6.00%
Before Taxes and Including Maximum Sales Charge                                 -0.98%            5.07%           5.48%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.92%            6.07%           5.98%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.99%            5.05%           5.47%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.18%            5.93%           5.89%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.91%            5.03%           5.42%

     Predecessor Fund commenced  operations  December 7, 1993.

Control Persons and Principal Holders of Securities. At January 3, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California Fund               Morgan Stanley                                    Jersey City, NJ                 16.2%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                10.6%
                              Citigroup Global Markets, Inc.                    New York, NY                     8.7%
Florida Fund                  Citigroup Global Markets, Inc.                    New York, NY                    13.1%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                 9.6%
                              Morgan Stanley                                    Jersey City, NJ                  8.3%
Massachusetts Fund            Morgan Stanley                                    Jersey City, NJ                  8.7%
                              Citigroup Global Markets, Inc.                    New York, NY                     8.2%
                              Pershing LLC                                      Jersey City, NJ                  8.0%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                 8.0%

                                       32

Mississippi                   Pershing LLC                                      Jersey City, NJ                 10.2%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                 8.6%
New York                      Citigroup Global Markets, Inc.                    New York, NY                    14.1%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                 6.5%
Ohio                          Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                12.3%
                              Citigroup Global Markets, Inc.                    New York, NY                     7.8%
Rhode Island                  Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                12.3%
                              H&R Block Financial Advisors A/C 1038-0856        Detroit, MI                      6.5%
West Virginia                 Citigroup Global Markets, Inc.                    New York, NY                    19.1%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                 6.6%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership


Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                 Commission                                                                                           Repurchase
                   Paid         Distribution                                                            Service      Transaction
               by Principal         Fee           CDSC               Uncovered                           Fees            Fees
              Underwriter to      Paid to        Paid to           Distribution                         Paid to        Paid to
                Investment       Principal      Principal      Charges (as a % of        Service       Investment     Principal
Fund             Dealers        Underwriter    Underwriter      Class Net Assets)         Fees          Dealers      Underwriter
----             -------        -----------    -----------      -----------------         ----          -------      -----------
California*     $236,619        $  242,933      $69,000         $   61,000(3.1%)        $278,367        $239,703      $  870.00
Florida          140,772         1,076,354       82,000          1,336,000(2.6%)         287,030         242,009       1,382.50
Massachusetts    174,163           820,656       92,000          1,350,000(2.3%)         218,851         185,230       1,110.00
Mississippi       18,438            78,733        9,000            498,000(8.3%)          20,996          17,678         212.50
New York*        252,161           209,237       82,000            100,000(3.4%)         325,158         280,728       1,467.50
Ohio             128,400           719,577       95,000            527,000(1.4%)         191,888         164,286       1,277.50
Rhode Island      59,485           256,643       54,000          1,210,000(4.8%)          68,443          59,849         505.00
West Virginia     49,287           122,197       10,000            582,000(6.8%)          32,586          27,273         235.00

* At times, when any CDSCs were paid to the California Fund and the New York Fund and no distribution fees were paid to the principal underwriter, each Fund had no outstanding uncovered distribution charges. For the fiscal year ended September 30, 2004, the California and New York Funds received CDSCs of $58,813 and $74,425, respectively.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.14%             6.01%          5.84%
Before Taxes and Including Maximum Sales Charge                                 -0.84%             5.69%          5.84%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.14%             6.00%          5.77%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.84%             5.68%          5.77%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.31%             5.85%          5.68%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.07%             5.57%          5.68%

Florida Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.34%             5.58%          5.29%
Before Taxes and Including Maximum Sales Charge                                 -1.61%             5.25%          5.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.34%             5.52%          5.23%
After Taxes on Distributions and Including Maximum Sales Charge                 -1.61%             5.20%          5.23%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.70%             5.42%          5.18%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.48%             5.14%          5.18%

Massachusetts Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.07%             5.74%          5.42%
Before Taxes and Including Maximum Sales Charge                                 -0.91%             5.41%          5.42%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.07%             5.73%          5.40%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.91%             5.41%          5.40%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.17%             5.57%          5.32%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.93%             5.29%          5.32%

Mississippi Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  2.79%             5.02%          5.31%
Before Taxes and Including Maximum Sales Charge                                 -2.15%             4.69%          5.31%
After Taxes on Distributions and Excluding Maximum Sales Charge                  2.79%             5.02%          5.30%
After Taxes on Distributions and Including Maximum Sales Charge                 -2.15%             4.69%          5.30%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.21%             4.92%          5.20%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.00%             4.64%          5.20%

New York Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.28%             6.54%          5.98%
Before Taxes and Including Maximum Sales Charge                                 -0.67%             6.23%          5.98%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.25%             6.50%          5.91%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.70%             6.19%          5.91%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.61%             6.26%          5.78%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.39%             5.99%          5.78%

Ohio Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.14%             5.02%          5.18%
Before Taxes and Including Maximum Sales Charge                                 -0.83%             4.69%          5.18%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.14%             5.00%          5.16%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.83%             4.67%          5.16%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.38%             4.98%          5.13%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.15%             4.70%          5.13%

Rhode Island Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.25%             5.81%          5.46%
Before Taxes and Including Maximum Sales Charge                                 -0.75%             5.49%          5.46%
After Taxes on Distributions and Excluding Maximum Sales Charge                  4.25%             5.80%          5.47%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.75%             5.48%          5.45%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   4.21%             5.60%          5.34%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.96%             5.33%          5.34%

West Virginia Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  3.09%             5.30%          5.29%
Before Taxes and Including Maximum Sales Charge                                 -1.87%             4.97%          5.29%
After Taxes on Distributions and Excluding Maximum Sales Charge                  3.08%             5.28%          5.28%
After Taxes on Distributions and Including Maximum Sales Charge                 -1.88%             4.96%          5.28%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   3.37%             5.14%          5.18%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.14%             4.86%          5.18%

Control Persons and Principal Holders of Securities. At January 3, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California                    First Clearing, LLC A/C 8422-0272                 Franklin Lakes, NJ              15.8%
                              First Clearing, LLC A/C 8422-0575                 Franklin Lakes, NJ              14.1%
                              NFSC FEBO Teng Revocable Trust                    Foster City, CA                 10.1%
                              Morgan Stanley                                    Jersey City, NJ                 10.1%
Florida                       Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                17.8%
                              Citigroup Global Markets, Inc.                    New York, NY                    12.4%
                              Morgan Stanley                                    Jersey City, NJ                 12.0%
Massachusetts                 Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                10.6%
                              Morgan Stanley                                    Jersey City, NJ                 10.1%
                              Citigroup Global Markets, Inc.                    New York, NY                     6.8%
Mississippi                   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                30.2%
                              Morgan Stanley                                    Jersey City, NJ                  7.2%
                              NFSC FEBO A.L. Monty & Joan M. Clark JTWROS       Carriere, MS                     5.7%
New York                      Citigroup Global Markets, Inc.                    New York, NY                    13.1%
                              Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                12.2%
                              ADP Clearing & Outsourcing FBO 132-05681-14       New York, NY                     6.5%
Ohio                          Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                22.1%
                              UBS Financial Services Inc.
                                 FBO Max T. Miller Living Trust                 New Phladelphia, OH              7.2%
                              Citigroup Global Markets, Inc.                    New York, NY                     6.3%
                              Morgan Stanley                                    Jersey City, NJ                  5.6%
Rhode Island                  Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                 7.4%
West Virginia                 Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL                14.1%
                              Citigroup Global Markets, Inc.                    New York, NY                    10.8%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership


Distribution, Service and Repurchase Transaction Fees. For the period from the California Fund's start of business, August 31, 2004 to September 30, 2004 and for the New York Fund's fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C),
(5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                Commission                                       Uncovered                                              Repurchase
                 Paid by        Distribution                    Distribution                            Service         Transaction
                Principal           Fee             CDSC          Charges                                 Fees             Fees
             Underwriter to       Paid to         Paid to         (as a %                                Paid to          Paid to
               Investment        Principal       Principal        of Class              Service         Investment       Principal
Fund            Dealers         Underwriter     Underwriter     Net Assets)               Fees           Dealers        Underwriter
----            -------         -----------     -----------     -----------               ----           -------        -----------
California       $  0             $    0           $0           $ 6,000(6.2%)            $  0            $12,913          $ 2.50
New York          207              3,142            0            54,000(5.7%)             833                188           10.00

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to August 31, 2004 for the California Fund and September 30, 2003 for the New York Fund reflects the total return of Class B, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

California Fund

Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  4.05%             5.99%          5.83%
Before Taxes and Including Maximum Sales Charge                                  3.06%             5.99%          5.83%
After Taxes on Distributions and Excluding Maximum Sales Charge                  2.44%             4.12%          3.87%
After Taxes on Distributions and Including Maximum Sales Charge                  1.44%             4.12%          3.87%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   2.61%             3.97%          3.77%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   1.97%             3.97%          3.77%

     Class C commenced operations August 31, 2004. Class B commenced operations Decmber 19, 1985.

New York Fund

Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes and Excluding Maximum Sales Charge                                  1.99%             4.55%          5.74%
Before Taxes and Including Maximum Sales Charge                                  1.05%             6.07%          5.74%
After Taxes on Distributions and Excluding Maximum Sales Charge                  0.52%             5.73%          5.52%
After Taxes on Distributions and Including Maximum Sales Charge                 -0.46%             5.73%          5.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   1.39%             5.52%          5.41%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   0.76%             5.52%          5.41%

     Class C commenced operations September 30, 2003. Class B commenced operations August 30, 1990.

Control Persons and Principal Holders of Securities. At January 3, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California                    Legg Mason Wood Walker Inc.                       Baltimore, MD           46.4%
                              Terri A. Haynes & Douglas R. Haynes, JTWROS       Tujunga, CA             28.2%
                              Wells Fargo Investments LLC                       Minneapolis, MN         25.3%
New York                      Legg Mason Wood Walker Inc.                       Baltimore, MD           15.9%
                              Citigroup Global Markets, Inc.                    New York, NY            11.8%
                              NFSC FEBO Sheldon Zeilander                       Long Beach, NY          10.5%
                              ADP Clearing & Outsourcing FBO 120-10344-18       New York, NY             7.1%
                              Susan Berman                                      East Amherst, NY         7.0%
                              Wexford Securities LLC FBO Joseph Kopchak &
                                 Louise J. Kopchak, JT TEN                      Central Valley, NY       5.4%


Beneficial owners of 25% or more of this Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX D

                      Class I Fees, Performance & Ownership

The Trustees of the Trust have determined that Class I shares of the Massachusetts Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors. The Massachusetts Fund and/or the principal underwriter reserve the right to permit purchases by other than affiliates, subsidiaries or clients of Eaton Vance Corp.


Performance Information. The table below indicates the cumulative and average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class I. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Massachusetts Fund

                                                                                Length of Period Ended September 30, 2004
Average Annual Total Return:                                                    One Year        Five Years      Ten Years
----------------------------                                                    --------        ----------      ---------
Before Taxes                                                                     5.04%            6.74%           6.38%
After Taxes on Distributions                                                     5.04%            6.74%           6.38%
After Taxes on Distributions and Redemption                                      5.14%            6.57%           6.27%

     Predecessor Fund commenced operations June 17, 1993.

Control Persons and Principal Holders of Securities. At January 3, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Massachusetts     Mars & Co.                                                    Boston, MA              35.1%
                  Benjamin A. Rowland Jr.                                       Marblehead, MA          16.6%
                  M. Dozier Gardner                                             Brookline, MA           15.5%
                  Fleet National Bank Custodian Loring Walcott & Coolidge       Rochester, NY            8.5%
                  Searles Liquid Asset Trust                                    Hamilton, MA             6.2%


Beneficial owners of 25% or more of this Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

                                                                      APPENDIX E

                           STATE SPECIFIC INFORMATION


Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund's policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in the prospectus are current as of the date of the prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state's political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

                                   CALIFORNIA

General Economic ConditionsThe economy of the State of California (referred to herein as the "State" or "California") is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing 341,200 jobs between March 2001 and July 2003. The recession was concentrated in the state's high-tech sector and, geographically in the San Francisco Bay Area. since stabilized with 182,100 jobs gained between July 2003 and December 2004 compared with 341,200 jobs lost between March 2001 and July 2003.

California's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the five-county Los Angeles area accounted for 49 percent of the State's population with over 17.0 million residents and the 10-county San Francisco Bay Area represented 20 percent of the State's population with a population of over 7.0 million.

California total personal income was 5.7 percent higher in the first three quarters of 2004 than in the same quarters of 2003; the corresponding gain a year earlier was 2.6 percent. The corresponding gains for wage and salary income were 5.2 percent and 2.1 percent. Statewide taxable sales were 6.1 percent higher in the first half of 2004 than in the first half of 2003; a year earlier the gain was 3.3 percent. California exports were 20 percent higher in the first three quarters of 2004 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for over three-quarters of the gain in total exports. Total state exports fell by 26 percent in the preceding three years. From December 2003 to December 2004, nonfarm payroll employment was higher than a year earlier by 1.1 percent in California and 1.7 percent in the nation. In both the State and the nation, job growth was below long-run average job growth but better than a year earlier when employment was down 0.4 percent in the State and 0.3 in the nation. The state unemployment was 5.8 percent in December 2004, down from 6.5 percent in December 2003. Over the same period, the national unemployment fell from 5.7 percent to
5.4 percent.

Construction rose again in the state in 2004. Total new residential units permitted were up 6.6 percent in the first 11 months of 2004 from the same months in 2003. Over the same period, the valuation of private nonresidential building permits rose by 12.4 percent.

Prior Fiscal Years' Financial Results

The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-00. Since early 2001 the State has faced severe financial challenges, which may continue for several years. Currently, both the nation and the State are experiencing an economic downturn.

2003-04 Fiscal Year Budget. After months of negotiation between Governor Davis and the Legislature, the Fiscal Year 2003-04 Budget Act (the "2003 Budget Act") was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of economic recovery bonds to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed "realignment" of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources.

Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues, reflecting a correspondingly moderate growth in the State's economy which the State Department of Finance believed to be reasonable.

Current State Budget

Background. The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal year 2004-05, would continue to be incurred. The May Revision released on May 13, 2004 (the "May Revision"), projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

Fiscal Year 2004-2005 Budget Act. After months of negotiations between the Governor and the Legislature, the Fiscal Year 2004-05 Budget Act (the "2004 Budget Act") was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the teacher's tax credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to the May Revision. The majority of the expenditure increase is due to the restoration of spending in the health and human services, employee compensation, county probation, and higher education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contains the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for California State University graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for county organized health systems and pharmacy reimbursement realignment. In addition, increased work incentives under the State's Welfare program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. Pending litigation relating to the proposed pension obligation bonds could affect their issuance. If the State is unable to pay $960 million of its Fiscal Year 2004-05 pension obligation through the issuance of pension obligation bonds, it will be required to pay that obligation from other State resources.

5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. It is estimated that a decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues.

8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the transfer of sales tax on gasoline from the General Fund to the Transportation Investment Fund; (ii) $450 million in savings from a new state law requiring the deposit of 75 percent of punitive damages awards in civil lawsuits into a public benefit trust fund which will be used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

2005-06 Governor's Budget. The 2005-06 Governor's Budget, released on January 10, 2005, reported that revenues and transfers are projected to increase by 7.1 percent to $83.8 billion. Expenditures are proposed to grow by 4.2 percent, to $85.7 billion. The 2005-06 Governor's Budget proposes to cover the $1.9 billion gap between revenues and expenditures primarily with $1.683 billion in proceeds from economic recovery bonds, leaving a 2005-06 year-end reserve of $500 million.

Complete text of the 2004 Budget Act and the 2005-06 Governor's Budget may be found at the website of the Department of Finance, WWW.DOF.CA.GOV, under the heading "California Budget."

"Structural Deficit." On September 22, 2004 the Legislative Analyst's Office (the "LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a
"significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a combination of these factors will likely add to the projected shortfall of more than $6 billion in fiscal year 2005-06 and higher deficits in future years, and "that substantial additional actions will be needed to bring future budgets into balance."

The LAO September Reprot highlighted the use of one-time savings measures contained in the 2004 Budget Act including, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

The LAO updated its projections in its November 17, 2004 report entitled "California's Fiscal Outlook - LAO Projections 2004-05 Through 2009-10" (the "LAO November Report") projecting an imbalance of about $6.7 billion between revenues and expenditures for the fiscal year 2005-06 budget, and projecting a shortfall of nearly $10 billion in fiscal year 2006-07 under the then current law spending and revenue policies, absent corrective actions. The LAO further stated that, given the size and persistence of this structural budget shortfall, even in the face of an expanding economy and strengthening revenues, "it is unlikely that California will be able to simply 'grow its way out' of this shortfall."

In its January 12, 2005 report "2005-06: Overview of the Governor's Budget" (the "LAO January Report") the LAO states that, although the 2005-06 Governor's
Budget has several "positive attributes" and will reduce the structural shortfall by about one-half (or $4.5 to $5 billion annually), assuming all budget saving proposals are adopted and fully achieved, the State will "continue to face major budget imbalances in fiscal year 2006-07 and beyond, absent additional corrective measures."

The LAO January Report states that the 2005-06 Governor's Budget "realistically portrays the size of the [budget] problem facing the state and contains reasonable estimates for its solution." Among the "positive attributes" cited by the LAO include the use of only a portion of the remaining authorized economic recovery bonds (leaving $2 billion of authorization to future years), not increasing current year Proposition 98 funding, and relying on "reasonable estimates of caseloads, costs and revenues." The LAO concludes, however, that the 2005-06 Governor's Budget does not fully address the State's ongoing structural imbalances, leaving more solutions needed for future budgets. The LAO also warns that some of the savings in the 2005-06 Governor's Budget are subject to considerable risk, including particularly the assumed sale of $765 million of pension obligation bonds, which is currently subject to court challenge, $408 million of public employee compensation savings which are dependent on collective bargaining negotiations, and savings from unallocated reductions in state operations, which have fallen short of expected levels of savings in prior years.

The LAO January Report also raises concerns relating to the Governor's structural reform proposals. The LAO warns that the Proposition 98 and across-the-board reduction provisions "would dramatically reduce the ability of future policy makers to establish budget priorities." In particular, the LAO cautions that the elimination of the Proposition 98 suspension provisions and Test 3 calculation (which allows for the reduction of the grow rate of Proposition 98 funding during low revenue years) would leave policy makers with limited discretion over the allocation of budget resources between education and other state programs, and potentially shift all of the burden of balancing the budget on spending reductions in non-Proposition 98 programs (such as higher education, health, social services and criminal justice), or on taxpayers in the form of higher fees and taxes.

Publications from the LAO can be read in full by accessing the LAO's website (WWW.LAO.CA.GOV) or by contacting the LAO at (916) 445-4656.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

        Fitch          Moody's      S&P
          A-              A3         A

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Repayment of Energy Loans

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or pledge any form of taxation therefor or to make any appropriation for their payment.

A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also "Pending Litigation" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local

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governments to impose or change the  distribution  of the statewide  local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Case load under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs case load projections are 495,000 cases in fiscal year 2004-05 and 473,000 cases in fiscal year 2005-06. This represents a major decline in case load from the rapid growth of the early 1990s, when case load peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, case load has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2003.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2004-05 and 2005-06. In an effort to keep program expenditures within the federal Temporary Assistance for Needy Families ("TANF" block grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.

The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

Authorization for the TANF program currently ends March 31, 2005 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

Tobacco Litigation. In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement

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allow  reduction  of the  manufacturers'  payments  for  decreases  in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness.

On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under the California Constitution. The reduced 55 percent voter requirement applies only to bonds of school and community college districts.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such programs by raising taxes.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and

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assessments  without voter approval.  In addition,  Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may re borrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election. Proposition 62 generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency's legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

Various provisions of Proposition 62 were declared unconstitutional at the appellate court level. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various local governments may be subject to challenge under the La Habra ruling.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 39, 62 and 98 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under federal and California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

Medicare is a federal governmental health insurance system under which health care institutions and other providers are paid directly for services provided to eligible elderly and disabled persons. General acute care hospitals are generally reimbursed for inpatient and other services provided to Medicare patients under the prospective payment system, under which Medicare pays a predetermined rate for each covered service. The actual cost of care may be more or less than such reimbursement rates.

Medicaid is a program of medical assistance, funded jointly by the federal government and the states, for certain needy individuals and their dependents. Under Medicaid, the federal government provides grants to states that have medical assistance programs that are consistent with federal standards. Medi-Cal is the Medicaid program in California. The state of California selectively contracts with general acute care hospitals to provide acute inpatient services to Medi-Cal patients. Except in areas of the state that have been excluded from

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contracting,  a general  acute care  hospital  generally  will not  qualify  for payment for non-emergency acute inpatient services rendered to a Medi-Cal beneficiary unless it is a contracting hospital.

The financial challenges faced at the federal and the state levels and the resulting attempts to balance the federal and the state budgets have negatively impacted the reimbursement rates received by health care institutions under the Medicare and Med-Cal programs. No assurance can be given that reimbursement rates will cover the actual costs of providing services to Medicare and Medi-Cal patients.

In California, private health plans and insurers are permitted to contract directly with hospitals for services to beneficiaries on negotiated terms. Many PPOs and HMOs currently pay providers on a negotiated fee-for-service basis, or, for institutional care, on a fixed rate per day basis, which, in each case, is discounted from the typical charges for the care provided. The discounts offered are typically premised on a certain pattern and volume of utilization of the provider's services. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the state pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the state Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated state funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in February 2003 by Milliman & Robertson, Inc., concluded, among other things, that the amounts on deposit in the fund were sufficient, assuming "normal and expected" conditions, and that the Health Facility Construction Loan Insurance Fund, as of June 30, 2002, should maintain a positive balance over the projection period of fifteen years.

Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a non judicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to include all security in a single judicial action and to exhaust their real property security by foreclosure before bringing a personal action against the debtor. Sanctions for violation of the rule may include loss of security or loss of the ability to enforce the debt. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's non judicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. If the default is for failure to make payments prior to maturity, the borrower may reinstate the loan and terminate the foreclosure by paying all amounts in arrears plus costs. This right can be exercised at any time prior to the fifth business day before a scheduled non judicial sale, or in the judicial process, at any time until entry of the decree of foreclosure. Under standard loan servicing procedures (which are not specific to California), the foreclosure procedure often is not initiated until two months or more have elapsed following an event of default. Once initiated, the California non judicial foreclosure procedure takes approximately four months, absent delays caused by litigation or bankruptcy. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of six months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust.

Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from
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the home  mortgages,  and are  subject  to  California's  statutory  limitations described above applicable to obligations secured by real property. Under California anti deficiency legislation, there is no personal recourse against a mortgagor of an owner-occupied residence containing four or fewer units purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or non judicial foreclosure.

Under California law, mortgage loans secured by owner-occupied dwellings containing four or fewer units may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                                     FLORIDA

In recent years, Florida has emerged as one of the world's fastest growing markets, experiencing an explosion of international growth as a major economic hub of the southeastern United States. In 2001, Florida's gross state product was $491.5 billion. Florida is a state characterized by rapid population growth and substantial capital needs which are being funded through frequent debt issuance and pay-as-you-go financing. Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida's tourism grew during the greater part of the 1990's and the year 2000 by 5 to 8% annually. Although the events of September 11, 2001 led to a decline in Florida's tourism for 2001, Florida's tourism staged a recovery in 2002 drawing an estimated 73.9 million visitors, surpassing the record number of visitors visiting Florida in 2000. In 2003, Florida drew an estimated 74.5 million visitors and such growth is expected to continue.

There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in fiscal year 1985-1986, construction employment, as a percentage of total non-farm employment was 6.98%. For fiscal year 2002-2003, this percentage declined to 5.96%, and the downward trend is expected to continue with the percentage continuing to decline as Florida's economy continues to diversify. The ability of the state and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the state in general and the particular region of the state in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the state as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The state economy also has historically been dependent on the tourism and construction industries and is therefore, sensitive to trends in those sectors.

                                  MASSACHUSETTS

The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The economic downturn that began in 2001 has affected the high technology and financial services industries in Massachusetts and has resulted in increased unemployment and reduced tax revenue to the Commonwealth. However, since 1994, the unemployment rate in Massachusetts has remained below the national average.

The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2003 on a GAAP basis, approximately 66.5% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 26.5% of such revenues, with the remaining 7.0% provided from departmental revenues and transfers from non-budgeted funds.

The Commonwealth faced significant declines in tax revenue receipts in 2002. In 2003 and 2004, and in fiscal 2005, tax revenues are projected to continue this slow recovery. Budget shortfalls resulting from reduced tax revenue have required the Commonwealth to draw heavily upon accumulated reserve funds and to undertake reductions in spending on a broad variety of programs and services, including extending the state pension funding schedule and curtailing certain Medicaid benefits. Additional spending cuts have been proposed, including reductions of direct aid to local governments and further cutbacks in health and human services programs. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http://www.massgov.com/osc/Reports/reportsfinancial.htm.

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 21/2, local governments have been forced to rely less on property taxes and more on other revenues, principally local aid, to support local programs and services. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. There are also several specific local aid programs, such as highway construction, school building construction, and police education incentives.

The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue
anticipation  notes  for  operating  purposes.   The  overall  capacity  of  the
Commonwealth's commercial paper program is currently $1.0 billion. The Commonwealth engaged in short-term borrowing in anticipation of revenue receipts for operating purposes periodically in 2003 and 2004, and anticipates several cash flow borrowings for operating purposes during 2005. The pattern of the Commonwealth's cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments to cities and towns, which total approximately $1 billion on the last day of each calendar quarter. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

The Commonwealth is authorized to issue three types of debt directly - general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of October 1, 2004, the amount of Commonwealth long-term debt and debt related to general obligation contract assistance liabilities was $17.527 billion, consisting of approximately $14.087 billion of general obligation debt, $1.406 billion of special obligation debt, $1.907 billion of federal grant anticipation notes and $128 million of debt related to general obligation contract assistance liabilities. Based on the United state census resident population estimate for Massachusetts for 2003, the per capita amount of such debt as of October 1, 2004 was $2,725.

The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project, a major construction project that is expected to be completed in 2005. The total cost of the Central Artery/Ted Williams Tunnel Project was estimated to be $14.625 billion in the finance plan most recently submitted by the Commonwealth to federal oversight authorities. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority.

In addition to the long-term liabilities described above, the Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the

Commonwealth's credit. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.

                                   MISSISSIPPI

All state indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short-and long-term indebtedness, self-supporting general obligation bonds, revenue bonds, highway bonds and other types of indebtedness. As of September 1, 2004, the state's total bond indebtedness was $3,069,490,000. For the fiscal year ended June 30, 2003, the state's constitutional debt limit was approximately $8,142,318,019 and is forecasted to be approximately $8,429,054,542 for the fiscal year ended June 30, 2004. The state's General Fund had a preliminary fund balance of $13,279,700 for fiscal year 2004 and the fiscal year 2005 budget projects an ending fund balance of zero.

There are no actions against the state that are reported by the Attorney General's office to be significant cases in which the state is the defendant and wherein the state's financial resources may be incurred. It should be noted that there is litigation pending against the state which could obligate the state's financial resources. The examples of such litigation include, but are not limited to, Title VII (employment discrimination) actions, contract disputes and actions seeking injunctions against various state agencies.

                                    NEW YORK

The following information is a brief summary of factors affecting the economy of New York State or New York City and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information available as of January 24, 2005, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

New York state (referred to herein as "state" or "New York") ended its 2003-2004 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.1 billion. The Governor's Executive Budget for the 2004-2005 fiscal year projected balance on a cash basis for the 2004-2005 fiscal year, with a closing balance in the General Fund of $964 million, and projected gaps of $2.9 billion in fiscal year 2005-2006 and $4.4 billion in fiscal year 2006-2007, assuming all the Executive Budget savings proposals were enacted.

The state legislature completed action on the budget for the 2004-2005 fiscal year on August 11, 2004. The state released its Annual Information Statement, dated September 19, 2004 (the "Annual Information Statement") which reflected the Legislative Budget Agreement for 2004-2005 and subsequent vetoes by the Governor. The state released it quarterly update to the Annual Information Statement on November 16, 2004 (the "November Update") in which the State Division of the Budget ("DOB") projects the General Fund receipts will total $43.0 billion in fiscal year 2004-2005, an increase of $359 million from the enacted budget estimate. General Fund disbursements are projected to total $43.2 billion, an increase of $215 million. The net impact of the revenue and spending revisions leaves a potential current year imbalance of $290 million which DOB plans to close through a Fiscal Management Plan (the "FMP") which DOB has prepared in cooperation with state agencies. The FMP has already generated $66 million in administrative savings. The DOB will continue to work with state agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-2005 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the State Financial Plan also assumes that resources from the conversion of Empire Blue Cross and Blue Shield from a not-for-profit corporation, which are being held in escrow as the result of litigation, will be available by the end of the current fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in fiscal year 2004-2005. In the November Update the DOB also projects gaps in the range of $6 billion in fiscal year 2005-2006 and $7 billion to $8 billion in fiscal year 2006-2007, essentially unchanged from the enacted budget. The projected gaps do not include any amounts that may be needed to provide additional funds for education purposes resulting from the litigation relating to the state's distribution of education aid.

In June 2003, the state Court of Appeals held that, with respect to education in The City of New York (the"City"), the state was not in compliance with a state constitutional mandate requiring the provision of a sound basic education to children. The court directed that by July 30, 2004, the state must have determined the actual cost of providing a sound basic education in the City and enacted appropriate reforms. The state did not implement a compliance plan by the deadline, and on August 3, 2004 the state Supreme Court issued an order appointing a three member panel to report on the measures taken by the state to bring the state's funding mechanism into constitutional compliance and to identify the areas, if any, in which such compliance is lacking. The panel's report was released on November 30, 2004. It recommends additional operational funding of $5.63 billion per year for education in the City, phased in over four years beginning with $1.41 billion in fiscal year 2006, and additional spending on capital improvements for education in the City, over five years, of $9.179 billion. The report recommends that, in the first instance, the state legislature should allocate the responsibility for providing such funds between the state and the City. The state Supreme Court has not yet acted in response to the report. The City has maintained that the state is responsible for providing all required incremental education funding but the state has proposed that the City cover a substantial portion of such funding.

The November Update noted that the Governor vetoed General Fund spending additions valued at $235 million in fiscal year 2004-2005 and that the vetoes are expected to generate savings in fiscal years 2005-2006 and 2006-2007 as well. Under the State Constitution, the Legislature may take action on the Governor's vetoes through the end of the legislative session, or enact additional appropriations, subject to gubernatorial veto, at any time during the fiscal year to which the budget relates.

The November Update and the Annual Information Statement identify a number of risks, including implementation of the FMP, costs that could materialize as a result of adverse rulings in pending litigation; federal disallowances or other federal actions that could produce adverse effects on the State's projections of receipts and disbursements; and risks relating to the national and local economies, including increases in energy prices, national security concerns and financial sector performance.

The Debt Reform Act of 2000, which applies to all new state-supported debt issued on and after April 1, 2000, imposes phased-in caps that limit new debt outstanding to 4% of personal income and new debt service costs to 5% of total government receipts. Pursuant to Section 23 of the State Finance Law, the state is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2003-2004 fiscal year, both caps are set at 1.98%. For the 2004-2005 fiscal year, both caps are set at 2.32%. On November 16, 2004, the state reported that it was in compliance with both debt caps, with new debt outstanding at 1.55% of personal income and debt service at 0.84% of total governmental receipts. The Annual Information Statement states that DOB expects that debt outstanding and debt service costs for the 2004-2005 fiscal year will also be within statutory caps.

The fiscal stability of New York state is related at least in part to the fiscal stability of its public authorities. The state has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. Also, there are statutory arrangements providing for state local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional state assistance if local assistance payments are diverted. Some authorities also receive moneys from state appropriations to pay for the operating costs of certain of their programs.

For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

The City's expense and capital budgets for the 2005 fiscal year were adopted on June 25, 2004. The financial plan submitted to the New York State Financial
Control Board (the "Control Board") on June 29, 2004 (the "June Financial Plan"), which was consistent with the City's expense and capital budgets for the 2005 fiscal year, projected revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projected gaps of $3.7 billion, $4.5 billion, and $3.7 billion for fiscal years 2006 through 2008, respectively.

On October 21, 2004, the City submitted to the Control Board a modification to the June Financial Plan (as so modified, the "Financial Plan"). The Financial Plan projects revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projects gaps of $3.0 billion, $4.2 billion, and $3.3 billion in fiscal years 2006 through 2008, respectively. The Financial Plan includes an out-of-year gap-closing program to reduce expenditures and increase revenues by a total of $3.0 billion in fiscal years 2005 and 2006, and $1.9 billion and $1.7 billion in fiscal years 2007 and 2008, respectively.

Changes in projected revenues since the June Financial Plan include: (i) increases in projected tax revenues of $577 million, $589 million, $544 million and $524 million in fiscal years 2005 through 2008, respectively, resulting primarily from increases in real property transaction and property tax revenues, and increases in baseline projections of non-property taxes as a result of strong fiscal year 2004 collections, partially offset by decreases in personal income, business income and sales taxes as a result of lower forecast securities industry profits in calendar year 2004; (ii) increases in non-tax revenues of $33 million in fiscal year 2005, reflecting primarily increased investment earnings; and (iii) reductions in anticipated State assistance of $201 million, $196 million, $94 million, and $77 million in fiscal year 2005 through 2008. Changes in projected expenditures since the June Financial Plan, include: (i) increased energy costs of $40 million in fiscal year 2005 and $65 million in each of fiscal years 2006 through 2008; (ii) increases in education spending of

$87 million in fiscal year 2005; and (iii) decreases in debt service costs of $72 million and $27 million in fiscal years 2005 and 2006, respectively, and increases in debt service costs of $39 million and $48 million in fiscal years 2007 and 2008, respectively.

The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, New York State authorized New York City Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of bonds ("Recovery Bonds") and notes ("Recovery Notes") to pay costs related to or arising from the September 11 attack ("Recovery Costs"), of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy.

Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. The Financial Plan also reflects legislation enacted by the State Legislature, pursuant to which the Local Government Assistance Corporation ("LGAC") is to make available to the City or its assignee $170 million annually until 2034. The City has assigned the $170 million annual payments to the Sales Tax Asset Receivable Corporation ("STAR Corp."), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York ("MAC") otherwise payable from City sales tax revenues. On September 22, 2004 the first $170 million annual payment was received by STAR Corp. which completed its financing on November 4, 2004. The proceeds of the STAR Corp. financing were used to provide MAC with an amount sufficient to defease its outstanding debt and to provide the City with $631 million, which represents the amount of MAC debt service for fiscal year 2004 and a portion of MAC debt service for fiscal year 2005. The economic impact on the City's budget of the STAR Corp. financing is to make available to the City approximately $1.0 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by eliminating future retention of City revenues by MAC for its debt service and reimbursing the City for revenues already retained in the 2004 and 2005 fiscal years.In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and the public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.
                                      OHIO

As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the state of Ohio (referred to herein as the "state" or "Ohio"), political subdivisions of the state, or agencies or instrumentalities of the state or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the state itself, and the state has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 3, 2005, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the state's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the state's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly state rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual state rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.1% vs. 6.0%). In October 2004, the state unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the state.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The state operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The state has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

                Biennium                        Fund Balance               Cash Balance
 ---------------------------------------------------------------------------------------------
                                 1992-93              $111,013,000             $   393,634,000
 ---------------------------------------------------------------------------------------------
                                 1994-95               928,019,000               1,312,234,000
 ---------------------------------------------------------------------------------------------
                                 1996-97               834,933,000               1,367,750,000
 ---------------------------------------------------------------------------------------------
                                 1998-99               976,778,000               1,512,528,000
 ---------------------------------------------------------------------------------------------
                                 2000-01               219,414,000                 817,069,000
 ---------------------------------------------------------------------------------------------
                                 2002-03                52,338,000                 396,539,000
 ---------------------------------------------------------------------------------------------

Actions have been and may be taken by the state during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any state obligations.

The appropriations acts for the 2004-05 biennium include all necessary appropriations for debt service on state obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of state, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of state finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

2000-01. The state's financial situation varied substantially in the 2000-01 biennium. The first fiscal year (2000) of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the state enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The state's share of this additional funding was $247.6 million, with $125 million coming from fiscal year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most state departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001, new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The state ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration has been and continues to be given by the Governor and the General Assembly to revenues and expenditures for fiscal years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major state taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

     * Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

     * An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

     * Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on those new estimates, including:

     * The Governor promptly ordered reduced appropriations spending by most state agencies (expressly excepted were appropriations for or relating to debt service on state obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most state agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

December 2001 legislation, the more significant aspects of which included:

     * Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

     * Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013 and 2014.

     * Reducing appropriation spending authorizations for the legislative and judicial branches.

     * Making certain tax-related changes (including accelerating the time for certain payments).

     * Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in fiscal year 2003.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 and will be taken as necessary to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those prior actions included legislation that provides for among other things:

     * Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

     * $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

     * Increased cigarette tax by 31c per pack (to a total 55c a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.

     * Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

     * Extension of the state income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing state law tie-ins to the federal tax base. The combination produced approximately $283,000,000 in fiscal year 2003.

     *    Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of state income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of fiscal year 2002 GRF tax receipts were below those receipts in the prior fiscal year. Overall, GRF tax receipts in fiscal year 2002 were 1.1% below those in fiscal year 2001. Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year ending BSF balance was $427,904,000, with all but $65,255,000 of that balance already committed and appropriated to GRF use if needed in fiscal year 2003.

On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all state office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF revenue shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121,600,000 of GRF savings through the end of the fiscal year (expressly excepted were appropriations for or relating to debt service on state obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for fiscal year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

     * A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

     * Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

     * A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

     * An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

     * A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The Governor proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, 2003, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65,255,000), would result in positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included are reductions (generally at an annualized rate of 2.5%) of $90.6 million in state foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions are appropriations for or relating to debt service on state obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the Conference Committee on June 11, 2003. Those estimates reduced fiscal year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM are addressing this additional fiscal year 2003 revenue shortfall through additional expenditure controls, and by drawing upon $193,000,000 of federal block grant aid available to the state prior to June 30 under a federal law which took effect on May 28, 2003.

The state ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the state, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate transportation and public safety and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above  expenditure  levels reflect among other  expenditure  controls in the
Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

* A one-cent increase in the state sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.
* Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)
* Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
* Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
* Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorizes and OBM plans to transfer into the GRF on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to state obligations, state basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions have been and will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance. The state ended Fiscal year 2004 with a GRF fund balance of $157,509,000 and a GRF cash balance of $533,132,000.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the state's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.

The incurrence or assumption of debt by the state without a popular vote is, with limited exceptions, prohibited by the state Constitution. The state may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The

Constitution expressly precludes the state from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the state in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of state general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to capital facilities financing, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax-supported debt is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the state's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of state general obligation bonds and other state direct obligations payable from the GRF or net state lottery proceeds. Generally, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net state lottery proceeds during the fiscal year of issuance. Those direct obligations of the state include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of state, and previously by the Ohio Public Facilities Commission (OPFC), as described below and that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the state official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the state has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the state, subject to biennial appropriations by the General Assembly. Annual state payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on state bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as state use and benefit, in connection with which the state has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation (COPs) have been issued that represent fractionalized interests in or are payable from the state's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the state are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of state bonds and notes secured by a pledge of portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the state's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In July 2003, the state issued $50,000,000 in bonds for innovation Ohio projects, followed by a 2004 issuance of $50,000,000 for its direct loan program. Pursuant to a 2000 constitutional amendment, the state has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from state liquor profits. The maximum annual debt service on all state bonds payable from state liquor profits is $30,740,289 in Fiscal Year 2006.

Certain state agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes state bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.
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Litigation,  similar to that in other  states,  has been  pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the state provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the state did not comply with that requirement, even after again noting and crediting significant state steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the state petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003, the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing state funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of state general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from state subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some state laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The state's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of state funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Original state basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

Subsequent biennial school funding state appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in state aid in the biennium's two Fiscal Years.

1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

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1998-99 - $11.6 billion (18.3% over the previous biennium).


2000-01 - $13.3 billion (15% over the previous biennium).

2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original state appropriations.

Those total state 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002,
$671,352,000  in Fiscal Year 2003, and  $648,106,000  in Fiscal Year 2004.  Ohio
participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at HTTP://WWW.AUDITOR.STATE.OH.US.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from state resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fourteen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.

At present the state itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or a municipal charter provision to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                                  RHODE ISLAND

Over the past decade, the structure of the Rhode Island economy has changed dramatically from a manufacturing based economy to being dominated by health services and tourism, with health services being the largest industry sector in Rhode Island. In the fiscal year ("FY") 1996, total revenue for Rhode Island was 3.35% greater than total expenditures. From FY 1996 to FY 2002, annual increases

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in  expenditures  were funded in part by  substantial  opening  surpluses due to general economic conditions. Since FY 2002, the State's economy and tax revenues have been adversely impacted by the regional and national economic slowdown. The FY 2002 and FY 2003 budgets were balanced using increases in personal and corporate income taxes and the State's gas tax and the one-time proceeds from the tobacco securitization initiative. Similarly, the FY 2004 budget was principally balanced using a one-time $102 million Federal aid grant made available as part of the Jobs and Growth Act of 2003. The General Assembly used these additional funds to finance Medicaid expenditures that would have otherwise been supported with general revenue funds, thereby freeing up the State's resources to balance the budget. To compensate for the non-recurring Federal funds received in FY 2004 and to balance the FY 2005 budget, the State has attempted to control capital expenditures, cut funding to certain State programs and increase business licensing collections through greater statutory enforcement.

The FY 2005 State budget as enacted calls for expenditures of $5.9 billion, a 1.4% increase from the FY 2004 revised budget. The FY 2005 budget is approximately 63.4% more than the FY 1996 budget (36.4% more when adjusted for inflation) and has grown at a faster rate than inflation and personal income during this period. Grants and benefit programs to individuals represent the largest and fastest growing portion of the State budget. Approximately 45 cents of every new dollar spent since FY 1996 has been used to support additional spending for these programs (managed care, child care, income support programs). The second largest component of State budget growth has been in local aid, principally education aid, with the third largest factor in budget growth being overhead costs.

Approximately 49.2% of the State's spending plan is supported with general unrestricted State revenues (taxes, fees and charges), with personal income and sales and use taxes providing 28% of total revenue. Federal funds represent about 31.2% of the State's budget, while other funds, primarily university and college funds and employment and training funds represent about 18%, and restricted funds generated by fees and charges dedicated to specific programs represent about 1.9% of resources. The enacted FY 2005 budget is based upon $2.184 billion in general revenues plus additional revenues of $140.0 million attributable to changes to existing laws and other adjustments.

Since September 1999, general obligation bonds issued by Rhode Island have qualified to receive an "Aa3" rating from Moody's. This rating was affirmed in February 2004. Since June 1998, general obligation bonds issued by Rhode Island have qualified for an "AA-" rating from Standard and Poor's Corporation. This rating was also affirmed in February 2004.

Below the level of state government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, these municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases of greater than 5 1/2% over the previous year. However, tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue certified by the State Department of Administration, or in the event of an emergency situation certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon state aid, general real and tangible personal property taxes and automobile excise taxes (currently being phased out pursuant to a State mandate) for revenue.

The FY 2005 budget increased major State aid programs to local governments from $917.2 million in FY 2004 to $1.1 billion in FY 2005. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. In FY 2005, direct education aid to local government totaled $776.6 million, a $19.9 million (or 2.6%) increase over the revised FY 2004 budget. Indirect education aid includes the State contribution to the teacher retirement fund and school construction aid ($52.6 million and $43.8 million, respectively, in FY 2005). In addition to school aid, the State provides a general revenue sharing program for local governments ($51.4 million in FY 2005), which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. The FY 2005 budget postponed a 0.3% increase in the general revenue sharing program until FY 2006. The State also provides municipal aid programs which include a payment-in-lieu-of-taxes (PILOT) program and reimbursement to local governments for their cost of carrying out certain State mandates, including the phase out of the motor vehicle excise tax. In addition to direct aid to municipalities and school districts, in FY 2004 the State established a 1.0% meals and beverage tax to be distributed to municipalities which is expected to generate at least $10 million annually statewide.

In addition to state aid, one major source of revenues for cities and towns is its real property tax base. Property values, as measured by the sales price of homes, have increased significantly over the past year. Over calendar year 2004, the sales price of existing single-family homes rose 7.3% nationally and over 11% in the Northeast. In Rhode Island the median sales price of a single family home during the first half of 2004 increased 13.6% over the same period last year. This increasing property tax base allows cities and towns more flexibility in increasing revenue to meet debt obligations.
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Of concern to the State and its cities and towns is the rapid increase in health costs. The State and several cities and towns are currently in negotiations over the sharing of these rapidly increasing costs. In addition, the weak performance of the equity markets in the last year has created concern regarding the pension funds of government workers. Due to Federal tax cuts, ballooning deficits, and the diversion of funds to the Middle East situation, it will be difficult for states to find fiscal relief from the Federal government. This will, in turn, make it more difficult for cities and towns to seek help from the State. As a result, Rhode Island, as is the case with most other states, is relying more heavily on prudent fiscal management and reductions in government spending in balancing the budgets of the State and its cities and towns.

                                  WEST VIRGINIA


The West Virginia Constitution prohibits the issuance of debt, except as authorized by constitutional amendment ratified by the voters. For general obligation bonds, debt limits are established in the constitutional amendment authorizing the debt. For special obligation bonds and mortgages, debt limits are established at the individual issuer level, either by a ceiling on the amount of bonds authorized or the amount of funding for debt service.


The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Use Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the
Business Franchise Tax together provided nearly 85% of the revenue for the General Revenue Fund in the 2003-2004 fiscal year. A commission, appointed by the Governor in July 1997 has recommended certain revenue-neutral reforms. Such reforms would require a constitutional amendment and implementing legislation before taking effect.

The state maintains a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At December 31, 2004, the estimated balance in the fund was $79.30 million. The state has upgraded its financial management and reporting practices through its conversion to GAAP-based accounting. The state also adopted policies to amortize large unfunded accrued liabilities in its workers' compensation and teachers retirement funds over years.

The federal programs administered in West Virginia are a substantial part of the operation of state government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of state services and the budget process. In fiscal year 2003-2004, state agencies received approximately $2.75 billion from federal sources. The state budget for fiscal year 2004-2005 reflects anticipated receipts of approximately $3.43 billion from federal sources. It is anticipated that the state will end the current fiscal year with a surplus of approximately $200,000,000 and that a portion of such surplus will be applied to unfunded liabilities.

On January 17, 2005, West Virginia inaugurated its thirty-fourth Governor who promptly announced a special session of the Legislature to begin on January 24, 2005. This special session will deal with a number of issues, including the State's ongoing fiscal challenges. In announcing the special session, the Governor advised that he would ask the legislature to increase extraction taxes on coal, oil, gas and timber, pass legislation providing for non-general obligation bond issuance to help fund Worker's Compensation's unfunded liability and to privatize Workers' Compensation by 2009, pass a resolution for a constitutional amendment to allow general obligation bonds to be issued to help fund certain pension debt. The call also seeks action to reorganize state government and to reform ethics in government. Some of these issues will likely be carried over into the regular session of the Legislature which begins on February 9, 2005. During the regular legislative session, it is expected that the Legislature will address legalizing table games, pension debt and across the board pay raises for state employees.


                  PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S.
corporations  electing  "possessions  corporation"  status.  However,  in  1993,
Section  936 was  amended  to provide  for two  alternative  limitations  on the

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Section 936 credit  attributable  to certain active business  income.  The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business.
Section 30A will be phased out by January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation (CFC) status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits of $250 million, $400 million and $230 million for fiscal years 2002, 2003 and 2004, respectively. Another deficit is forecasted for fiscal year 2005. In fiscal year 2006, the Commonwealth hopes to balance the budget with a new sales tax which reportedly has bipartisan support. S&P put Puerto Rico on creditwatch with a negative outlook in March, 2003. Moody's rates Puerto Rico a Baa1 with a negative outlook.

The U.S. Virgin Islands. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt and rated special tax debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB-from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam's debt to B from BB on May 6, 2003. Guam is not rated by Moody's.

                                                                      APPENDIX F

                                     RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

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
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          February 1, 2005







                              EATON VANCE NATIONAL
                                MUNICIPALS FUND

                            The Eaton Vance Building
                                255 State Street
                          Boston, Massachusetts 02109
                                 1-800-262-1122

This Statement of Additional Information ("SAI") provides general information about the Fund. The Fund is a diversified, open-end management investment company. The Fund is a series of Eaton Vance Municipals Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                        Page                             Page
Strategies and Risks                      2   Purchasing and Redeeming
Investment Restrictions                   8    Shares                      17
Management and Organization               9   Sales Charges                18
Investment Advisory and Administrative        Performance                  21
 Services                                 15  Taxes                        22
Other Service Providers                   17  Portfolio Securities
Calculation of Net Asset Value            17   Transactions                24
                                              Financial Statements         27

Appendix A: Class A Fees, Performance and Ownership                        28
Appendix B: Class B Fees, Performance and Ownership                        30
Appendix C: Class C Fees, Performance and Ownership                        32
Appendix D: Institutional Shares Fees,  Performance and Ownership          34
Appendix E: Ratings                                                        35

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated February 1, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.





(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

During the fiscal year ended September 30, 2004, the Fund invested all of its assets in a registered open-end management investment company that had the same investment objectives and policies as the Fund (a "Portfolio"). On October 1, 2004, the Fund withdrew its pro rata share of the Portfolio's net assets and began investing directly in securities. There were no changes in the Fund's investment objectives or policies as the result of this change in investment structure. The Fund is expected to pay similar fees and transaction-related expenses as reported herein for the Portfolio.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Fund will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) are included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

State and Sector Concentration. The Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations in certain sectors. Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds ("IDBs") are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states. These payments are not generally fixed but rather are tied to the volume of the company's U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. United Airlines is currently in bankruptcy, and recent court rulings associated with the bankruptcy have held certain special facility "lease-backed" debt issuances to be loans and not leases, significantly impacting the return potential of "lease-backed" airline bonds if the rulings stand.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund's investment policies. The Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund's credit quality limitations. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Fund.

When the Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund's goals is more dependent on the investment adviser's ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer. In addition, the investment adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance of the equipment, property or facility covered by the lease or contract to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. The Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.
Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, the Fund may enter into a so-called shortfall and forebearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit the Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes the Fund to the risk that it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and forebearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Securities Lending. The Fund may lend up to 30% of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

                            INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) Purchase any securities or evidences of interest there on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

     (3)  Engage in the underwriting of securities;

     (4) Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) lending cash consistent with applicable law;

     (5) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (6) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities; or

     (7) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

In connection with Restriction (5) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by the Fund. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders. The Fund will not:

     . make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     . invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

The Fund will not invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation will be made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                          MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

                                                                                          Number of Portfolios
                                                                                             in Fund Complex
Name and             Position(s) with  Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Date of Birth           the Trust      Length of Service          Past Five Years              Trustee(1)               Held
-------------        ----------------  ------------------  ------------------------------  --------------------  -------------------
Interested Trustee
JAMES B. HAWKES      Vice President    Vice President      Chairman, President and              193              Director of EVC
11/9/41              and Trustee       and Trustee         Chief Executive Officer of
                                       since 1985          BMR, Eaton Vance, EVC and
                                                           EV; Director of EV; Vice
                                                           President and Director of
                                                           EVD. Trustee and/or officer
                                                           of 193 registered investment
                                                           companies in the Eaton Vance
                                                           Fund Complex. Mr. Hawkes is an
                                                           interested person because of
                                                           his positions with BMR, Eaton
                                                           Vance, EVC and EV, which are
                                                           affiliates of the Trust.

Noninterested Trustees
SAMUEL L. HAYES, III Trustee           Trustee since       Jacob H. Schiff Professor of         193              Director of Tiffany
2/23/35                                1986                Investment Banking Emeritus,                          & Co. (specialty
                                                           Harvard University Graduate School                    retailer) and
                                                           of Business Administration.                           Telect, Inc.
                                                                                                                 (telecommunication
                                                                                                                 services company)

WILLIAM H. PARK      Trustee           Since 2003          President and Chief Executive        193              None
9/19/47                                                    Officer, Prizm Capital
                                                           Management, LLC (investment
                                                           management firm) (since 2002).
                                                           Executive Vice President and
                                                           Chief Financial Officer, United
                                                           Asset Management Corporation
                                                           (a holding company owning
                                                           institutional investment
                                                           management firms) (1982-2001).

RONALD A. PEARLMAN   Trustee           Since 2003          Professor of Law, Georgetown         193              None
7/10/40                                                    University Law Center (since 1999).
                                                           Tax Partner, Covington & Burling,
                                                           Washington, DC (1991-2000).

                                       9

                                                                                          Number of Portfolios
                                                                                             in Fund Complex
Name and             Position(s) with  Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Date of Birth           the Trust      Length of Service          Past Five Years              Trustee(1)               Held
-------------        ----------------  ------------------  ------------------------------  --------------------  -------------------
NORTON H. REAMER     Trustee           Trustee  since      President, Chief Executive Officer   193              None
9/21/35                                1986                and a Director of Asset Management
                                                           Finance Corp. (a specialty finance
                                                           company serving the investment
                                                           management industry) (since
                                                           October 2003).  President, Unicorn
                                                           Corporation (an investment and
                                                           financial advisory services company)
                                                           (since September 2000). Formerly,
                                                           Chairman and Chief Operating Officer,
                                                           Hellman, Jordan Management Co ., Inc.
                                                           (an investment management company)
                                                           (2000-2003). Formerly, Advisory
                                                           Director of Berkshire Capital
                                                           Corporation (investment banking firm)
                                                           (2002-2003). Formerly, Chairman
                                                           of the Board, United Asset Management
                                                           Corporation (a holding company owning
                                                           institutional investment management
                                                           firms) and Chairman, President and
                                                           Director, UAM Funds (mutual funds)
                                                           (1980-2000).

LYNN A. STOUT        Trustee           Since 1998         Professor of Law, University of       193              None
9/14/57                                                   California at Los Angeles School of
                                                          Law (since July 2001).  Formerly,
                                                          Professor of Law, Georgetown
                                                          University Law Center.

(1) Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

Name and              Position(s) with the          Term of Office and
Date of Birth                 Trust                 Length of Service           Principal Occupation(s) During Past Five Years
-------------         --------------------          ------------------          ----------------------------------------------

THOMAS J. FETTER      President                Since 1993                       Vice  President of Eaton  Vance and BMR. Officer  of
8/20/43                                                                         124 registered investment companies  managed by
                                                                                Eaton  Vance or BMR.

WILLIAM H. AHERN, JR. Vice President                Since 2004                  Vice President of Eaton Vance and BMR. Officer of 78
7/28/59                                                                         registered investment companies managed by Eaton
                                                                                Vance or BMR.

CRAIG R. BRANDON      Vice Presdident               Since 2004                  Vice President of Eaton Vance and BMR.  Officer of
12/21/66                                                                        44 registered investment companies managed by Eaton
                                                                                Vance or BMR.

CYNTHIA J. CLEMSON    Vice President                Since 2004                  Vice Presdient of Eaton Vance and BMR.  Officer of
3/2/63                                                                          84 registered investment companies managed by Eaton
                                                                                Vance or BMR.

ROBERT B. MACINTOSH   Vice President                Since 1993                  Vice President of  Eaton Vance and  BMR. Officer  of
1/22/57                                                                         124 registered investment  companies managed by
                                                                                Eaton Vance or BMR.

THOMAS M. METZOLD     Vice President                Since 2004*                 Vice President of  Eaton Vance and  BMR. Officer  of
8/3/58                                                                          47 registered investment companies managed by Eaton
                                                                                Vance or BMR.

ALAN R. DYNNER        Secretary                     Since 1997                  Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                        BMR,  Eaton  Vance,  EVD, EV  and  EVC.  Officer  of
                                                                                193 investment companies managed by Eaton Vance or
                                                                                BMR.

JAMES L. O'CONNOR     Treasurer                     Since 1989                  Vice President  of BMR,  Eaton Vance and EVD.
4/1/45                                                                          Officer of 115 registered investment companies
                                                                                managed by Eaton Vance or BMR.

PAUL M. O'NEIL        Chief Compliance Officer      Since 2004                  Vice President of BMR and Eaton Vance.  Officer of
7/11/63                                                                         193 registered investment companies managed by Eaton
                                                                                Vance or BMR.

*Prior to 2004,  Mr.  Metzold  served as Vice  President of the Portfolio  since
1995.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Trust is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees. During the fiscal year ended September 30, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended September 30, 2004, the Audit Committee convened four times.

Messrs. Hayes (Chair), Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940
Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended September 30, 2004, the Special Committee convened six times.

In considering the approval of the investment advisory agreement(s) between the Fund and the investment adviser, the Contract Review Subcommittee considered, among other things, the following:

     . An independent report comparing Fund advisory fees with those of comparable funds (in the case of a renewal);

     . An independent report comparing Fund expense ratios to those of comparable funds;

     . Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;

     . Sales and redemption data in respect of the Fund (in the case of a renewal);

     . The economic outlook and the general investment outlook in the relevant investment markets;

     .    Eaton  Vance's  results  and  financial   condition  and  the  overall
          organization of the investment adviser;

     .    Arrangements regarding the distribution of Fund shares;

     .    The procedures used to determine the fair value of the Fund's assets;

     . Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     . The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the fund(s) it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     . The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

     . The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Contract Review Subcommittee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Contract Review Subcommittee considered the investment adviser's management capabilities with respect to the type(s) of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement(s). Specifically, the Contract Review Subcommittee considered the investment adviser's 25-person municipal bond team, which includes five portfolio managers and nine credit specialists who provide services to the Fund. The Contract Review Subcommittee noted the investment adviser's extensive in-house research capabilities and experience managing municipal bond funds. The Contract Review Subcommittee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In addition to the factors mentioned above, the Contract Review Subcommittee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund, including the profit margin of the investment adviser in comparison with available industry data. The Contract Review Subcommittee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. In addition, the Contract Review Subcommittee considered the fiduciary duty assumed by the investment adviser in connection with the service rendered to the Fund and the business reputation of the investment adviser, its financial resources
and  its  professional   liability  insurance  coverage.

The Contract Review Subcommittee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Contract Review Subcommittee. In assessing the information provided by Eaton Vance and its affiliates, the Contract Review Subcommittee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Contract Review Subcommittee concluded that the approval of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.


                                                                Aggregate Dollar Range of Equity
                                                                Securities Owned in All Registered
                        Dollar Range of Equity Securities        Funds Overseen by Trustee in the
   Name of Trustee              Owned in the Fund                    Eaton Vance Fund Complex
   ---------------             ------------------                   -------------------------

Interested Trustee
 James B. Hawkes                      None                                over $100,000

Noninterested Trustees
 Samuel L. Hayes, III                 None                                over $100,000
 William H. Park                      None                                over $100,000
 Ronald A. Pearlman                   None                                over $100,000
 Norton H. Reamer               $10,001 - $50,000                         over $100,000
 Lynn A. Stout                        None                                over $100,000


As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Fund (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended September 30, 2004, the Trustees of the Trust earned the following compensation in their capacity as Trustees from the Trust. Prior to October 1, 2004, the Fund invested all of its assets in a Portfolio. During the fiscal year ended September 30, 2004, the Trustees of the Portfolios earned the following compensation in their capacity as Portfolio Trustees. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                               Jessica M.         Samuel L.      William H.       Ronald A.     Norton H.        Lynn A.
Source of Compensation        Bibliowicz(8)         Hayes          Park           Pearlman       Reamer          Stout
----------------------      -----------------   ------------     ---------      ------------   -----------      --------
      Trust(2)                   $5,077             $9,094         $8,345           $8,790        $8,633        $9,340
       Fund                       2,394              4,992          4,529(4)         4,634         4,740         4,894(5)
       Total                     48,125            200,000        180,000(3)(6)    180,000(3)    190,000       190,000(7)

(1) As of February 1, 2005, the Eaton Vance fund complex consists of 193 registered investment companies or series thereof.
(2) The Trust consisted of 28 Funds as of September 30, 2004.
(3) Messrs. Park and Pearlman became Trustees in June of 2003.
(4) Includes $4,529 of deferred compensation.
(5) Includes $1,973 of deferred compensation.
(6) Includes $106,968 of deferred compensation.
(7) Includes $45,000 of deferred compensation.
(8) Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. Class I shares (referred to as "Institutional Shares") were established on July 1, 1999. Prior to October 1, 2004, the Fund invested all of its assets in a Portfolio.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the investment adviser will seek instruction on how to vote from the Special Committee. Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of the Portfolio and the advisory fees earned during the three fiscal years ended September 30, 2004.

                              Advisory Fee Paid for Fiscal Years Ended
  Net Assets at               ----------------------------------------
September 30, 2004  September 30, 2004  September 30, 2003   September 30, 2002
------------------  ------------------  ------------------   ------------------
  $2,033,769,446        $8,797,572          $8,726,457           $8,412,147

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended September 30, 2004, the transfer agent accrued for or paid to Eaton Vance $65,442 for sub-transfer agency services performed on behalf of the Fund.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. IBT has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of Fund is computed by IBT (as agent and custodian for Fund) by subtracting the liabilities of the Fund from the value of its total assets. The Fund will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer.

The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                 SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Class A shares and Class I shares are offered at net asset value to the foregoing persons and in the foregoing situations because either
(i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availibility of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the

"Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income tax applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:// www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). The Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.

In addition to the disclosure of complete portfolio holdings, the Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, non-public information. The Fund has adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Fund. The Fund's policy of preventing selective disclosure of portfolio holdings does not apply to: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services and translation services).

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended September 30, 2004.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income for federal income tax purposes under
Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Under current law, dividends (other than capital gain dividends) paid by the Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 (the "2004 Act") effective for taxable years of the Fund beginning after October 1, 2005 and through 2007, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Fund's investment adviser. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the investment adviser's other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as "research credits" and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from the Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the investment adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the investment adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies  could  have  a  detrimental  effect  on the  price  or  amount  of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2004, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some research services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of research services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                      Amount of Transactions      Commissions Paid on
   Fiscal Year         Brokerage        Directed to Firms      Transactions Directed to
        End         Commission Paid     Providing Research     Firms Providing Research
   -----------      ---------------   ----------------------  -------------------------
September 30, 2004      $239,063              $0                        $0
September 30, 2003      $168,175
September 30, 2002      $  9,250

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and the Portfolio appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended September 30, 2004, as previously filed electronically with the SEC (Accession No. 0001047469-04-036496).

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                      Sales Charge        CDSC Paid                        Service Fees       Repurchase Transaction
Total Sales    Sales Charges to       to Principal       to Principal   Total Service        Paid to               Fees Paid to
Charges Paid  Investment Dealers       Underwriter       Underwriter     Fees Paid      Investment Dealers    Principal Underwriters
------------  ------------------     ---------------    --------------  -------------   ------------------    ----------------------
 $3,402,441       $3,223,055            $179,386              $0           $2,393,128        $1,910,611               $11,235

For the fiscal years ended September 30, 2003 and September 30, 2002, total sales charges of $1,627,363 and $1,166,849, respectively, were paid on sales of Class A, of which the principal underwriter received $82,118 and $58,781, respectively. The balance of such amounts was paid to investment dealers.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class A. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                   Length of Period Ended September 30, 2004
Average Annual Total Return:       One   Year    Five   Years      Ten Years
----------------------------      -----------   -------------      ---------
Before Taxes and Excluding
 Maximum Sales Charge                6.94%          7.17%             7.17%
Before Taxes and Including
 Maximum Sales Charge                1.86%          6.13%             6.65%
After Taxes on Distributions and
 Excluding Maximum Sales Charge      6.94%          7.16%             7.15%
After Taxes on Distributions and
 Including Maximum Sales Charge      1.86%          6.12%             6.63%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                        6.68%          7.02%             7.06%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                        3.28%          6.10%             6.58%
     Predecessor Fund commenced operations on April 5, 1994. Class B commenced operations on December 19, 1985.

Control Persons and Principal Holders of Securities. At January 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

        Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL     16.8%
        Morgan Stanley                               Jersey City, NJ       8.9%
        Citigroup Global Markets, Inc.               New York, NY          8.7%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission Paid                                                                                                      Repurchase
   by Principal       Distribution Fee        CDSC Paid        Uncovered Distribution           Service Fees Paid  Transaction Fees
  Underwriter to      Paid to Principal      to Principal      Charges (as a % of      Service    to Investment   Paid to Principal
Investment Dealers       Underwriter         Underwriter         Class Net Assets)       Fees        Dealers          Underwriter
------------------    -----------------    ----------------   ----------------------   -------  ---------------  -------------------
    $3,323,670            $3,353,326            $557,000*       $1,114,000 (3.8%)     $2,101,550   $1,722,480          $6,777.50

*During the year ended September 30, 2004, there were days that the Fund had no outstanding uncovered distribution charges. At such times, any CDSCs are paid to the Fund and no distribution fees are paid to the principal underwriter. For the fiscal year ended September 30, 2004, the Fund received CDSCs of $325,260.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                   Length of Period Ended September 30, 2004
Average Annual Total Return:       One   Year    Five   Years      Ten Years
----------------------------      -----------   -------------      ---------
Before Taxes and Excluding
 Maximum Sales Charge                 6.25%        6.68%             6.49%
Before Taxes and Including
 Maximum Sales Charge                 1.25%        6.37%             6.49%
After Taxes on Distributions and
 Excluding Maximum Sales Charge       6.25%        6.67%             6.47%
After Taxes on Distributions and
 Including Maximum Sales Charge       1.25%        6.36%             6.47%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                         6.04%        6.53%             6.38%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                         2.79%        6.27%             6.38%

Control Persons and Principal Holders of Securities. At January 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

        Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL     18.6%
        Citigroup Global Markets, Inc.               New York, NY          9.2%
        Morgan Stanley                               Jersey City, NJ       8.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission Paid                                                                                                      Repurchase
   by Principal       Distribution Fee        CDSC Paid        Uncovered Distribution           Service Fees Paid  Transaction Fees
  Underwriter to      Paid to Principal      to Principal      Charges (as a % of      Service    to Investment   Paid to Principal
Investment Dealers       Underwriter         Underwriter         Class Net Assets)       Fees        Dealers          Underwriter
------------------    -----------------    ----------------   ----------------------   -------  ---------------  -------------------
    $1,135,286            $1,559,891            $53,000         $29,186,000 (13.0%)    $533,297    $154,820             $2,555

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to October 1, 1997 reflects the total return of a predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                   Length of Period Ended September 30, 2004
Average Annual Total Return:       One   Year    Five   Years      Ten Years
----------------------------      -----------   -------------      ---------
Before Taxes and Excluding
 Maximum Sales Charge                 6.15%         6.34%            6.23%
Before Taxes and Including
 Maximum Sales Charge                 5.15%         6.34%            6.23%
After Taxes on Distributions and
 Excluding Maximum Sales Charge       6.15%         6.33%            6.21%
After Taxes on Distributions and
 Including Maximum Sales Charge       5.15%         6.33%            6.21%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                         5.89%         6.19%            6.12%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                         5.24%         6.19%            6.12%
     Predecessor  Fund  commenced  operations  on  December  3,  1993.  Class  B commenced operations on December 19, 1985.

Control Persons and Principal Holders of Securities. At January 1, 2005, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

        Merrill Lynch, Pierce, Fenner & Smith, Inc.  Jacksonville, FL     23.2%
        Citigroup Global Markets                     New York, NY          6.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                      Class I Fees, Performance & Ownership

Repurchase Transaction Fees. For the fiscal year ended September 30, 2004, there was $22.50 paid to the principal underwriter by this Class of the Fund for repurchase transaction fees.

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the period shown in the table. Total return for the period prior to October 1, 1997 reflects the total return of Class B, adjusted to reflect the fact that Class I does not impose a sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class I total return would be different.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                   Length of Period Ended September 30, 2004
Average Annual Total Return:       One   Year    Five   Years      Ten Years
----------------------------      -----------   -------------      ---------
Before Taxes                         7.17%          7.53%            6.96%
After Taxes on Distributions         7.16%          7.51%            6.94%
After Taxes on Distributions and
 Redemption                          6.92%          7.36%            6.84%

Control Persons and Principal Holders of Securities. At January 1, 2005, Alan R. Dynner, Secretary of the Trust, owned 3.1% of the outstanding shares of this Class of the Fund. As of the same date, the remaining Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

        Julius Baer Securities            New York, NY                   27.5%
        Thomas M. Metzold*                Westwood, MA                   16.5%
        Walker Martin                     Beverly, MA                    13.5%
          *Mr.  Metzold is the  Co-Portfolio  Manager and Vice  President of the
          Fund.

Beneficial owners of 25% or more of shares of this Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX E

                                     RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC:  The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                           PART C - OTHER INFORMATION

ITEM 22. EXHIBITS (WITH INAPPLICABLE ITEMS OMITTED)

  (a)(1) Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated January 11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

     (2) Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

     (3) Establishment and Designation of Classes of Shares of Beneficial Interest, without Par Value, dated November 18, 1996 filed as Exhibit (1)(c) to Post-Effective Amendment No. 62 filed November 25, 1996 and incorporated herein by reference.

     (4) Amendment of Establishment and Designation of Series of Shares of Beneficial Interest, Without Par Value, dated June 16, 2003 filed as Exhibit (a)(4) to Post-Effective Amendment No. 92 filed July 17, 2003 and incorporated herein by reference.

  (b)(1) By-Laws as amended October 21, 1987 filed as Exhibit (2)(a) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

     (2) Amendment to By-Laws of Eaton Vance Municipals Trust dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

     (3) Amendment to By-Laws of Eaton Vance Municipals Trust dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective Amendment No. 89 filed November 26, 2002 and incorporated herein by reference.

  (c)          Reference is made to Item 22(a) and 22(b) above.

  (d)(1) Form of Investment Advisory Agreement with Boston Management and Research for Eaton Vance Alabama Municipals Fund, Eaton Vance Arizona Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance Pennsylvania Municipals Fund, Eaton Vance Rhode Island Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund, Eaton Vance Virginia Municipals Fund and Eaton Vance West
               Virginia Municipals Fund filed as Exhibit (d)(1) to Post-Effective Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

  (d)(2) Form of Investment Advisory Agreement with Boston Management and Research for Eaton Vance California Municipals Fund and Eaton Vance National Municipals Fund filed as Exhibit (d)(2) to Post-Effective Amendment No. 96 filed November 24, 2004 and incorporated herein by reference.

  (e)(1)(a) Distribution Agreement between Eaton Vance Municipals Trust and Eaton Vance Distributors, Inc. effective June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit
               (6)(a)(7) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

        (b) Amended Schedule A to Distribution Agreement dated June 16, 2003 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 92 filed July 17, 2003 and incorporated herein by reference.

     (2) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Post-Effective Amendment No. 61 filed December 28, 1995 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

  (f) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

  (g)(1) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

     (2)       Amendment  to Custodian  Agreement  with  Investors  Bank & Trust
               Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 57 filed November 15, 1995 and incorporated herein by reference.

     (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No. 78 filed January 25, 1999 and incorporated herein by reference.

     (4) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (g)(4) to Post-Effective Amendment No. 85 filed January 23, 2001 and incorporated herein by reference.

     (5) Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32276,
               811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

  (h)(1)(a) Amended Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series) and Eaton Vance Management with attached schedules (including Amended Schedule A dated September 29, 1995) filed as Exhibit (9)(a) to Post-Effective Amendment No. 55 filed September 15, 1995 and incorporated herein by reference.

         (b) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement dated June 19, 1995 filed as Exhibit (9)(a)(2) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

     (2)       Transfer  Agency  Agreement  dated July 31, 2003 filed as Exhibit
               (h)(3) to Post-Effective Amendment No. 82 of Eaton Vance Growth Trust (File Nos. 02-22019, 811-1241) (Accession No. 0000940394-03-000592) filed July 31, 2003 and incorporated herein by reference.

     (3) Sub-Transfer Agency Service Agreement effective August 1, 2002 between PFPC Inc. and Eaton Vance Management filed as Exhibit
               (h)(3)  to  Post-Effective   Amendment  No.  45  of  Eaton  Vance
               Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No. 0000940394-02-000462) and incorporated herein by reference.

  (i)(1)       Opinion of Internal  Counsel dated July 16, 2003 filed as Exhibit
               (i) to Post- Effective Amendment No. 92 filed July 17, 2003 and incorporated herein by reference.

     (2)       Consent  of  Internal   Counsel  dated  January  27,  2005  filed
               herewith.

  (j)(1)       Consent of  Independent  Registered  Public  Accounting  Firm for
               Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund filed herewith.

     (2) Consent of Independent Registered Public Accounting Firm for Eaton Vance National Municipals Fund filed herewith.

  (m)(1) Eaton Vance Municipals Trust Class A Service Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(g) to Post-Effective Amendment No. 67 filed July 3, 1997 and incorporated herein by reference.

     (2) Eaton Vance Municipals Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective Amendment No. 69 filed September 29, 1997 and incorporated herein by reference.

     (3)(a) Eaton Vance Municipals Trust Class C Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(c) to Post-Effective Amendment No. 69 filed September 29, 1997 and incorporated herein by reference.

        (b) Amended Schedule A to Class C Distribution Plan dated June 16, 2003 filed as Exhibit (m)(3)(b) to Post-Effective Amendment No. 92 filed July 17, 2003 and incorporated herein by reference.

  (n)(1) Amended and Restated Multiple Class Plan for Eaton Vance Funds dated February 9, 2004 filed as Exhibit (o)(1) to Post-Effective Amendment No. 94 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) (Accession No. 0000940394-04-000170 filed
               February 26, 2004 and incorporated herein by reference.

  (p)          Code  of  Ethics  adopted  by  Eaton  Vance  Corp.,  Eaton  Vance
               Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit (p) to Post-Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No.
               0000940394-02-000462) and incorporated herein by reference.

  (q)(1) Power of Attorney for Eaton Vance Municipals Trust dated July 1, 2003 filed as Exhibit (q)(1) to Post-Effective Amendment No. 92 filed July 17, 2003 and incorporated herein by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not applicable

ITEM 24. INDEMNIFICATION

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

ITEM 26. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

                Eaton Vance Advisers Senior Floating-Rate Fund
                Eaton Vance Growth Trust
                Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Investment Trust
                Eaton Vance Municipals Trust
                Eaton Vance Municipals Trust II
                Eaton Vance Mutual Funds Trust
                Eaton Vance Prime Rate Reserves
                Eaton Vance Series Trust II
                Eaton Vance Special Investment Trust
                EV Classic Senior Floating-Rate Fund
                Eaton Vance Variable Trust

     (b)

         (1)                           (2)                          (3)
 Name and Principal           Positions and Offices        Positions and Offices
  Business Address*        with Principal Underwriter         with Registrant
  -----------------        --------------------------         ---------------
      Ira Baron                  Vice President                        None
    John Bercini                 Vice President                        None
     Chris Berg                  Vice President                        None
  Kate B. Bradshaw               Vice President                        None
    Timothy Breer                Vice President                        None
   Eric Caplinger                Vice President                        None
    Mark Carlson                 Vice President                        None
     Randy Clark                 Vice President                        None
  Daniel C. Cataldo       Vice President and Treasurer                 None
  Patrick Cosgrove               Vice President                        None
     Raymond Cox                 Vice President                        None
    Peter Crowley                Vice President                        None
    Kevin Darrow                 Vice President                        None
    Derek Devine                 Vice President                        None
   Todd Dickinson                Vice President                        None
     John Dolan                  Vice President                        None
   James Durocher                Vice President                        None

   Alan R. Dynner          Vice President, Secretary and Clerk      Secretary
  Robert Ellerbeck               Vice President                        None
    Daniel Ethier                Vice President                        None
     Troy Evans                  Vice President                        None
     Vince Falbo                 Vice President                        None
 Richard A. Finelli              Vice President                        None
    Daniel Flynn                 Vice President                        None
     James Foley                 Vice President                        None
  Michael A. Foster              Vice President                        None
   Kathleen Fryer                Vice President                        None
Anne Marie Gallagher             Vice President                        None
  William M. Gillen           Senior Vice President                    None
  Hugh S. Gilmartin              Vice President                        None
    John Greenway                Vice President                        None
   Jorge Gutierrez               Vice President                        None
    Peter Hartman                Vice President                        None
   James B. Hawkes      Vice President and Director   Vice President and Trustee
  Joseph Hernandez               Vice President                        None
   Perry D. Hooker               Vice President                        None
  Elizabeth Johnson              Vice President                        None
    Paul F. Jones                Vice President                        None
     Steve Jones                 Vice President                        None
   Lindsey Kidder                Vice President                        None
   Thomas P. Luka                Vice President                        None
    Coleen Lynch                 Vice President                        None
    John Macejka                 Vice President                        None
   Geoff Marshall                Vice President                        None
  Christopher Mason              Vice President                        None
    Judy Snow May                Vice President                        None
    Don McCaughey                Vice President                        None
   Andy McClelland               Vice President                        None
    Dave McDonald                Vice President                        None
     Tim McEwen                  Vice President                        None
  Morgan C. Mohrman           Senior Vice President                    None
     Don Murphy                  Vice President                        None
  James A. Naughton              Vice President                        None
    Joseph Nelson                Vice President                        None
   Mark D. Nelson                Vice President                        None
    Scott Nelson                 Vice President                        None
  Linda D. Newkirk               Vice President                        None
    James O'Brien                Vice President                        None
  James L. O'Connor              Vice President                     Treasurer
    Andrew Ogren                 Vice President                        None
     Philip Pace                 Vice President                        None
    Margaret Pier                Vice President                        None
    Shannon Price                Vice President                        None
    James Putman                 Vice President                        None
     James Queen                 Vice President                        None
    David Richman                Vice President                        None
      Tim Roach                  Vice President                        None
    Randy Skarda                 Vice President                        None
  Lawrence Sinsimer           Senior Vice President                    None
   Bill Squadroni                Vice President                        None
   Joseph Staszkiw               Vice President                        None
  William M. Steul         Vice President and Director                 None
Cornelius J. Sullivan         Senior Vice President                    None
    Frank Sweeney                Vice President                        None
   Stefan Thielen                Vice President                        None
   Michael Tordone               Vice President                        None
   John M. Trotsky               Vice President                        None
    Jerry Vainisi                Vice President                        None
    John Vaughan                 Vice President                        None
     Chris Volf                  Vice President                        None
     Greg Walsh                  Vice President                        None
    Stan Weiland                 Vice President                        None
 Wharton P. Whitaker         President and Director                    None
   Greg Whitehead                Vice President                        None

   Mark Whitehouse               Vice President                        None
    Steve Widder                 Vice President                        None
   Charles Womack                Vice President                        None
   Joseph Yasinski               Vice President                        None
     Trey Young                  Vice President                        None
    Gregor Yuska                 Vice President                        None

------------------------------------------
*    Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109

     (c)  Not applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 28. MANAGEMENT SERVICES

     Not applicable

ITEM 29. UNDERTAKINGS

     The Registrant undertakes to include the information required by Item 5 of Form N-1A in its annual reports to shareholders under Rule 30d-1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on January 27, 2005.

                                EATON VANCE MUNICIPALS TRUST

                                By:     /s/  THOMAS J. FETTER
                                        -------------------------------------
                                        Thomas J. Fetter, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 27, 2005.

Signature                       Title
---------                       -----

/s/ Thomas J. Fetter            President (Chief Executive Officer)
-----------------------------
Thomas J. Fetter

/s/ James L. O'Connor           Treasurer (Principal Financial and
-----------------------------   Accounting Officer)
James L. O'Connor

/s/ James B. Hawkes             Trustee
-----------------------------
James B. Hawkes

Samuel L. Hayes, III*           Trustee
-----------------------------
Samuel L. Hayes, III

William H. Park*                Trustee
-----------------------------
William H. Park

Ronald A. Pearlman*             Trustee
-----------------------------
Ronald A. Pearlman

Norton H. Reamer*               Trustee
-----------------------------
Norton H. Reamer

Lynn A. Stout*                  Trustee
-----------------------------
Lynn A. Stout

*By:  /s/ Alan R. Dynner
      -----------------------------
      Alan R. Dynner (As attorney-in-fact)

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.


Exhibit No.    Description
-----------    -----------

  (i)(2)       Consent of Internal Counsel dated January 27, 2005.

  (j)(1)       Consent of  Independent  Registered  Public  Accounting  Firm for
               Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund.

     (2) Consent of Independent Registered Public Accounting Firm for Eaton Vance National Municipals Fund.